                                     As filed with the Commission on May 9, 2001
                                                     1933 Act File No. 333-96031
                                                      1940 Act File No. 811-4760


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X


                         Pre-Effective Amendment No.
                         Post-Effective Amendment No. 1


                              BT INVESTMENT FUNDS
              (Exact Name of Registrant as Specified in Charter)

                  One South Street, Baltimore, Maryland 21202
                   (Address of Principal Executive Offices)

                                (410) 895-3433
                        (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.          Copies to: Burton M. Leibert, Esq.
One South Street                           Willkie Farr & Gallagher
Baltimore, Maryland  21202                 787 Seventh Ave
(Name and Address of Agent                 New York, New York 10019
for Service)

Title of Securities Being Registered:
Shares of beneficial interest, par value $.001 per share

No filing fee is due because an indefinite number of shares were previously registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-07404, 811-4760).

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.


This Registration Statement became effective on April 30, 2001.

                                   May 7, 2001
Smaller Companies Fund



Dear Shareholder,


     I am writing to let you know that a meeting will be held May 24, 2001 for shareholders to vote on an important proposal for each class of shares of Smaller Companies Fund ('Smaller Companies'). As a shareholder in Smaller Companies, you have the opportunity to voice your opinion on this matter.

                                  The Proposal

     We are asking shareholders of Smaller Companies to approve an agreement and plan of reorganization between Smaller Companies and Small Cap Fund ('Small Cap') to allow Smaller Companies to transfer all of its assets and liabilities to Small Cap in exchange for shares of Small Cap.

     Smaller Companies and Small Cap both have substantially similar investment strategies. The same portfolio management team is currently managing both Funds and the same sales force is now marketing both Funds. While it is not advantageous to operate and market Smaller Companies separately from Small Cap the reorganized fund may benefit from greater diversification and economies of scale.

                       What this means for your investment

 .    You will receive shares of Small Cap in proportion to the value of your shares in Smaller Companies.
 .    The transaction will be tax-free for shareholders and for both funds.
 .    Both funds have similar investment objectives and investment styles.
 .    Both funds employ the same portfolio management team.

                         It is important for you to vote

     This package contains information about the proposal, along with a proxy card for you to vote by mail, unless you are voting by telephone or through the Internet. Please take a moment to read the enclosed materials and cast your vote using the proxy card. Your prompt vote will help save money. If a majority of shareholders have not voted prior to the meeting, we must try to obtain more votes with additional mailings or phone solicitations. Both of these are costly processes.

                                   How to vote

     Cast your vote by completing and signing the enclosed proxy card. Please mail your completed and signed proxy as soon as possible, using the postage-paid envelope provided. You may also vote by calling the toll-free telephone number 1-800-690-6903 or by logging on to the Internet at www.proxy.com.

     Smaller Companies' Board of Trustees, whose primary role is to protect your interests as a shareholder, has reviewed the proposal. In the Trustees' opinion, the proposal is fair and reasonable. THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

     PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

                                 Any questions?

     Please call 1-800-730-1313 if you have any questions about the proposal or voting procedures.

                                   Sincerely,



                                /s/ Daniel O. Hirsch

                                Daniel O. Hirsch
                                    Secretary

                             Smaller Companies Fund
                 (a series of Morgan Grenfell Investment Trust)
                                One South Street
                            Baltimore, Maryland 21202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR May 24, 2001

This is the formal agenda for a Special Meeting (the `Meeting'), and any adjournments thereof, of shareholders of your mutual fund. It tells you what matters will be voted on and, in case you want to attend this Meeting in person, the time and place of the Meeting.

To the shareholders of Smaller Companies Fund:

A Special Meeting of Smaller Companies shareholders will be held at One South Street, Baltimore, MD 21202 on May 24, 2001 at 11a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between Smaller Companies Fund and Small Cap Fund. Under this Agreement, Smaller Companies Fund would transfer all of its assets to Small Cap Fund in exchange for shares of Small Cap Fund. These shares would be distributed proportionately to you and the other holders of the Institutional and Investment shares of Smaller Companies Fund. Small Cap Fund would also assume Smaller Companies Fund's stated liabilities, which would be liquidated and terminated. Your Board of Trustees recommends that you vote FOR this proposal.

2.   Any other business that may properly come before the Meeting.

Shareholders of record as of the close of business on April 19, 2001 are entitled to vote at the Meeting and any related adjournments thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. You may also vote your shares by calling the toll-free number on your proxy card or by logging on to the Internet at www.proxyvote.com. If shareholders do not return their proxies in sufficient numbers, Smaller Companies Fund will incur additional costs to solicit proxies.


                                       By Order of the Board of Trustees,


                                       /s/ Daniel O. Hirsch

                                       Daniel O. Hirsch
                                       Secretary

May 7, 2001

                               PROXY STATEMENT OF
                             SMALLER COMPANIES FUND
                 (a series of Morgan Grenfell Investment Trust)

                                 PROSPECTUS FOR
                                 SMALL CAP FUND
                        (a series of BT Investment Funds)

This proxy statement and prospectus sets forth concisely the information you should know before voting on the proposed reorganization of Smaller Companies Fund, One South Street, Baltimore, Maryland 21202, 1-800-730-1313 ('Smaller Companies') into Small Cap Fund, One South Street, Baltimore, MD 21202, 1-800-730-1313 ('Small Cap'). Please read it carefully and retain it for future reference.

Both Small Cap and Smaller Companies (each a 'Fund' and together the 'Funds') are open-end mutual funds investing in stocks and other equity securities of small companies. Small Cap's investment objective is long term capital growth, and Smaller Companies' investment objective is capital appreciation, with current income as a secondary objective.

Small Cap is a 'feeder-fund' that invests all of its assets in a 'master portfolio,' the Small Cap Portfolio. Small Cap and its master portfolio have the same investment objective. All references to Small Cap apply to the Small Cap Portfolio where appropriate.

On March 8, 2001, the Trustees of BT Investment Funds on behalf of the Small Cap Fund approved a reorganization of the Small Cap Fund from a feeder fund in a master-feeder structure to a stand-alone direct investment fund. It is anticipated that the Small Cap Portfolio will effect a redemption-in-kind from the master portfolio, and the Small Cap Fund will be reorganized as a stand-alone direct investment fund. If this reorganization of the Small Cap Fund occurs before the combination of the Small Cap Fund and the Smaller Companies Fund, the two stand alone direct investment funds will merge. If the combination occurs prior to the reorganization of the Small Cap Fund, the Smaller Companies Fund will merge into the Small Cap Fund, and the Small Cap Fund will transfer the Smaller Companies Fund's assets to the Portfolio. In either case, the combination of the Small Cap Fund and the Smaller Companies Fund will be a tax-free transaction for shareholders of both Funds.

How the Reorganization Will Work

 .    Smaller Companies will transfer all of its assets to Small Cap. Small Cap will assume Smaller Companies' stated liabilities.

 .    Small Cap will issue shares to Smaller Companies in an aggregate amount equal to the value of the assets received by Small Cap, less the liabilities assumed by Small Cap in the reorganization. These shares will immediately be distributed by Smaller Companies to the shareholders in the Institutional and the Investment class of Smaller Companies in proportion to their holdings in the respective class of Smaller Companies on the reorganization date.

 .    As described below, the reorganization will be tax-free for federal income tax purposes.

 .    Smaller Companies will be liquidated and terminated, and you will be a shareholder of Small Cap.

An investment in Small Cap is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

                          Where to Get More Information

--------------------------------------------------------------------------------
Prospectus of Small Cap dated January   In the same envelope as this proxy
29, 2001.                               statement and prospectus. Incorporated
-------------------------------------   by reference into this proxy statement
Small Cap's annual report to            and prospectus.
shareholders dated September 30, 2000.
--------------------------------------------------------------------------------
Prospectus of Smaller Companies         On file with the Securities and Exchange
dated February 28, 2001.                Commission (`SEC') and are available by
-------------------------------------   calling 1-202-942-8090. Incorporated by
                                        reference into this proxy statement and
                                        prospectus.
Smaller Companies' annual and
semi-annual reports to shareholders.
A statement of additional information
for this proxy statement dated
May 7, 2001. It contains additional
information about both Small Cap and
Smaller Companies.
--------------------------------------------------------------------------------
To ask questions about this proxy       Call our toll-free telephone number:
statement and prospectus or request     1-800-730-1313 or write to us at the
documents at no charge.                 Deutsche Asset Management Service
                                        Center, P.O. Box 219165, Kansas City,
                                        MO 64121-9210.
--------------------------------------------------------------------------------

         The date of this proxy statement and prospectus is May 7, 2001.

TABLE OF CONTENTS


                                                                            Page
                                                                            ----

INTRODUCTION                                                                  1

SUMMARY                                                                       1

THE REORGANIZATION                                                            5

CAPITALIZATION                                                                9

COMPARISON OF BUSINESS TRUSTS UNDER
DELAWARE AND MASSACHUSETTS LAW                                                9

ADDITIONAL INFORMATION ABOUT
THE FUNDS' BUSINESSES                                                        10

BOARDS' EVALUATION AND RECOMMENDATION                                        11

VOTING RIGHTS AND REQUIRED VOTE                                              11

INFORMATION CONCERNING THE MEETING                                           11

OWNERSHIP OF SHARES OF THE FUNDS                                             12

EXPERTS                                                                      14

AVAILABLE INFORMATION                                                        14


                                Other Information

A. Agreement and Plan of Reorganization between Small Cap and Smaller Companies (attached to this proxy statement and prospectus).

B.   Annual report to shareholders dated September 30, 2000 of Small Cap.

C.   Prospectus dated January 29, 2001 of Small Cap.

                                  INTRODUCTION

This proxy statement and prospectus is being used by the Board of Trustees of Smaller Companies to solicit proxies to be voted at a Meeting or any adjournments thereof of shareholders of Smaller Companies. This Meeting will be held at One South Street, Baltimore, MD 21202 on May 24, 2001 at 11:00 a.m., Eastern Time. The purpose of the Meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of Smaller Companies into Small Cap. This proxy statement and prospectus and a proxy card are being mailed to Smaller Companies' shareholders on or about May 7, 2001.

Who is Eligible to Vote?

Smaller Companies shareholders of record on April 19, 2001 are entitled to attend and vote at the Meeting or any adjournments thereof. Each Institutional and Investment share of Smaller Companies outstanding on April 19, 2001 is entitled to one vote. Shares represented by properly executed proxies, or shares voted by telephone or on the Internet, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                     SUMMARY

The following is a summary. More complete information appears later in this proxy statement and prospectus. You should read the entire proxy statement and prospectus and the enclosed exhibits carefully because they contain details that are not in the summary. The materials in the exhibits and the statements of additional information dated January 29, 2001 and February 28, 2001, respectively, for Small Cap and Smaller Companies are hereby incorporated by reference into this proxy statement and prospectus.

Comparison of Smaller Companies to Small Cap

====================================================================================================================
                                         Smaller Companies                               Small Cap
====================================================================================================================
General                      A diversified series of Morgan Grenfell     A diversified series of BT Investment
                             Investment Trust ('MG Trust').  MG Trust    Funds ('BT Trust').  BT Trust is an
                             is an open-end management investment        open-end management investment company
                             company organized as a Delaware business    organized as a Massachusetts business
                             trust.                                      trust.
--------------------------------------------------------------------------------------------------------------------
Investment                   Smaller Companies invests directly in       Small Cap is a feeder fund in a
Structure                    securities, as described below.             master-feeder structure, which means that it
                                                                         invests all of its assets in a master
                                                                         portfolio, the Small Cap Portfolio. Small
                                                                         Cap Portfolio has the same investment
                                                                         objective as Small Cap. All references to
                                                                         Small Cap in this proxy statement include
                                                                         Small Cap Portfolio where appropriate.
--------------------------------------------------------------------------------------------------------------------
Net assets as of             Institutional         Investment shares
April 19, 2001               shares $8,270,160.54  $446,455.619          $264,825,999.20
--------------------------------------------------------------------------------------------------------------------
Investment Advisors          Deutsche Asset Management, Inc. ('DeAM, Inc.') is the investment advisor./1/
--------------------------------------------------------------------------------------------------------------------

--------------------------------
/1/On April 30, 2001 the investment advisor changed from Bankers Trust to DeAM, Inc. In the fall of 1999 shareholders approved the new agreement with DeAM, Inc. on the condition that it may be implemented within two years of the date of the shareholder meeting with subsequent approval by a majority of the independent trustees. Trustees approved the proposal on March 8, 2001. Under the proposed new agreement with DeAM, Inc. the service provided by DeAM, Inc. would be the same as under the current advisory agreement with Bankers Trust. There will be no change in portfolio managers, fund operations or management oversight of the funds as a result of the new agreement.

===============================================================================================================================
                                         Smaller Companies                               Small Cap
===============================================================================================================================
Control of investment        Deutsche Asset Management, Inc. and Bankers Trust are wholly-owned indirect
advisors                     subsidiaries of Deutsche Bank AG, an international commercial and investment-banking group.
------------------------------------------------------------------------------------------------------------------------------
 Portfolio managers          Audrey Jones and Doris Klug are the portfolio managers for both Funds.
------------------------------------------------------------------------------------------------------------------------------
                                  Investment objectives and policies
------------------------------------------------------------------------------------------------------------------------------
Investment                   Capital appreciation, with current income   Long-term capital growth.
Objectives                   as a secondary objective.
------------------------------------------------------------------------------------------------------------------------------
Principal                    Each Fund invests at least 65% of its total assets in the equity securities of US
Investments                  small capitalization companies. Each Fund defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization
                             (at the time of investment), using a minimum market capitalization of $10 million.
                             ------------------------------------------------------------------------------------------------
                             Smaller Companies may invest up to 35% of         Small Cap may also invest up to 25% of
                             the Fund's total assets in investment             its assets in the stocks of non-US
                             grade fixed income securities, securities         companies and up to 35% of its assets in
                             of medium and large capitalization                large capitalization stocks. Under
                             companies, securities of foreign issuers          normal conditions, these two tactics
                             and in cash.                                      would not comprise major elements of
                                                                               its strategy.
------------------------------------------------------------------------------------------------------------------------------
Equity Securities            Each Fund may invest in equity and equity-related securities, including common stock, preferred stock, rights and warrants and convertible securities.
------------------------------------------------------------------------------------------------------------------------------
Principal strategies         The same portfolio management team for both Funds generally use a 'bottom-up' approach to picking stocks. This approach focuses on individual stock selection rather than industry selection. The team uses an active process, which combines financial analysis with company visits to evaluate management and strategies.
                             -------------------------------------------------------------------------------------------------
                             Each Fund looks for two financial attributes that set these companies apart:
                             . Evidence of above-average growth in revenues and earnings; and
                             . A balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.
------------------------------------------------------------------------------------------------------------------------------
Illiquid securities          Each Fund may invest up to 15% of its net assets in illiquid securities.
------------------------------------------------------------------------------------------------------------------------------
Investment                   Each Fund may invest in other investment companies to the extent
Companies                    permitted by the Investment Company Act of 1940.
------------------------------------------------------------------------------------------------------------------------------
Derivatives                  Each Fund may:
                             .    Purchase and sell (write) put and call options on securities, securities indices and currencies. These options may be traded on exchanges or over-the-counter.
                             .    Enter into futures contracts on securities, securities indices and currencies, and may purchase and write put and call options on these futures contracts.
                             .    Enter into forward contracts on currencies.
------------------------------------------------------------------------------------------------------------------------------
Hedging                      Each Fund may purchase and write securities and index options for both hedging purposes and non-hedging purposes, but may enter into other options, futures and forward contracts only for hedging purposes.
------------------------------------------------------------------------------------------------------------------------------
Temporary defensive          Smaller Companies may depart from its             Small Cap may depart from its principal
positions                    principal investment strategies in order to       investment strategies in order to take a
                             take a temporary defensive position by            temporary defensive position by investing up
                             investing up to 100% of its assets in money       to 100% of its assets in common stocks of
                             market investments or other short term bonds      larger companies, in fixed income
                             that offer comparable safety.                     securities, or short-term money market
                                                                               securities.
------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================
                                         Smaller Companies                               Small Cap
====================================================================================================================
                             Principal investment risks
--------------------------------------------------------------------------------------------------------------------
General                      You could lose money on your investment in either Fund. There is no guarantee that either Fund will achieve its investment objective.
----------------------------
Market risk                  Although individual stocks can outperform the US stock market, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Funds.
--------------------------------------------------------------------------------------------------------------------
Security selection risk      A risk that pervades all investing is the risk that the securities in the Funds'
                             portfolio will decline in value.
--------------------------------------------------------------------------------------------------------------------
Small company risk           Both Funds' performance may be more volatile because they invest in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may also have shorter operating histories and more volatile businesses. In addition, it may be harder to sell these stocks, particularly in large blocks, which can reduce their selling price.
--------------------------------------------------------------------------------------------------------------------
Foreign investment risk      To the extent either Fund holds shares of companies based outside the US it faces the risks inherent in foreign investing. Adverse political, economic or social developments as well as incomplete information due to different reporting standards could undermine the value of the Fund's investments or prevent it from realizing the full value of its investment. Also, a decline in foreign currency relative to the value of the US dollar would depreciate the value of the investment itself.
--------------------------------------------------------------------------------------------------------------------
                                      Buying, exchanging and redeeming shares
--------------------------------------------------------------------------------------------------------------------
Net asset value              Each Fund calculates its net asset value per share (NAV) at the close of regular trading on The New York Stock Exchange, Inc. (NYSE) every day the NYSE is open for business. Each Fund's portfolio securities are valued either based on market quotations or, if market quotations are unavailable, at fair value, which involves estimating a security's value based on information other than market quotations.
--------------------------------------------------------------------------------------------------------------------
Classes of shares            Smaller Companies offers two classes of     Small Cap has only one class of shares,
                             shares: Institutional shares and            which is offered without a sales charge.
                             Investment shares.  Both Institutional      Therefore, the same class of Small Cap
                             and Investment shares are offered to the    shares will be offered to Smaller
                             public without a sales charge.              Companies Institutional and Investment
                                                                         shareholders in this proxy statement and
                                                                         prospectus.
--------------------------------------------------------------------------------------------------------------------
Rule 12b-1 and service fees  Institutional shares are not subject        Small Cap shares are not subject to any
                             to any Rule 12b-1 or service fee.           Rule 12b-1 or service fee.
                             The Investment shares are subject
                             to a shareholder service fee of 0.25% of
                             average net assets.
--------------------------------------------------------------------------------------------------------------------
Buying and selling shares    Institutional shares: Investors may         Investors may purchase or redeem shares
                             purchase and redeem shares from             either from authorized brokers or
                             authorized service agents, or directly      directly from Small Cap.
                             from Smaller Companies. Investment shares:
                             Investors may purchase shares only through
                             their account established with their
                             service organization.
--------------------------------------------------------------------------------------------------------------------
Minimum investment amounts   Institutional shares--Initial: $250,000;     Initial:  $2,000
                             Subsequent: $25,000                          Subsequent:  $100
                             Investment shares--Initial: $2,000
                             Subsequent: $100
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================
                                         Smaller Companies                               Small Cap
====================================================================================================================
Exchanging shares            Shares of each Fund may be exchanged for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of the first exchange).
--------------------------------------------------------------------------------------------------------------------

Annual Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap or Institutional or Investment shares of Smaller Companies. The table also shows pro forma expenses of shares of Small Cap following the proposed reorganization.

Annual Fees and Expenses as a Percentage of Average Daily Net Assets

  -----------------------------------------------------------------------------------------------------------------------
  The year ended September 30, 2000 for Small Cap                                           Smaller          Smaller
                                                             Small Cap/2/  Small           Companies        Companies
  The year ended October 31, 2000 for Smaller               (pro forma)    Cap/2/        Institutional      Investment
  Companies                                                                                  Shares           Shares
  -----------------------------------------------------------------------------------------------------------------------
  Management fees                                               0.65%         0.65%          1.00%            1.00%
  -----------------------------------------------------------------------------------------------------------------------
  Distribution (12b-1) fees                                     None          None            None             None
  -----------------------------------------------------------------------------------------------------------------------
  Other expenses  (including a shareholder servicing fee)       0.79%         0.79%          2.15%            2.40%3
  -----------------------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses/1/                       1.44%         1.44%          3.15%            3.40%
  -----------------------------------------------------------------------------------------------------------------------
  Less fee waivers or expense reimbursements/1/                (0.19)%       (0.19)%        (1.90)%          (1.90)%
  -----------------------------------------------------------------------------------------------------------------------
  Net Expenses                                                  1.25%         1.25%          1.25%            1.50%
  -----------------------------------------------------------------------------------------------------------------------
  /1/ The investment advisor and administrator have contractually agreed for the 16 month period from Smaller Companies'
  fiscal year-end of October 31, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed
  1.25% for Institutional shares and 1.50% for Investment shares. The investment advisor and administrator have contractually agreed for the 16 month period from Small Cap's fiscal year-end of September 30, 2000, to waive their fees or reimburse expenses so that Small Cap's total expenses will not exceed 1.25%.

  /2/ Information on the annual operating expenses reflects the expenses of both Small Cap and Small Cap Portfolio, the master portfolio into which Small Cap invests all of its assets.

  /3/ Under the Service Plan the Fund pays service fees at an aggregate annual rate of up to 0.25% of the average daily net assets.
  -----------------------------------------------------------------------------------------------------------------------

Expense Example

Hypothetically assume that each Fund's annual return is 5% and that the total annual Fund operating expenses are exactly as described in the Fees and Expenses table. For every $10,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

======================================================================================================================
Expense Example/3/                     1 Year               3 Years               5 Years              10 Years
======================================================================================================================
Small Cap                               $127                  $437                  $769                $1,708
----------------------------------------------------------------------------------------------------------------------
Smaller Companies -                     $127                  $793                 $1,484               $3,325
Institutional Shares
----------------------------------------------------------------------------------------------------------------------
Smaller Companies -                     $153                  $868                 $1,606               $3,557
Investment Shares
----------------------------------------------------------------------------------------------------------------------
Small Cap                               $127                  $437                  $769                $1,708
(pro forma)
----------------------------------------------------------------------------------------------------------------------

/3/ For the first 12 months, the expense example takes into account fee waivers and reimbursements.

The purpose of the table is to assist shareholders in understanding the various costs and expenses that a shareholder in the Funds will bear directly and indirectly both for the current Funds and on a pro forma basis if the proposed reorganization is approved. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be higher or lower.

                               THE REORGANIZATION

Terms of the Reorganization

The Board of each Fund has approved the Agreement and Plan of Reorganization (the `Agreement'), a copy of which is attached as Exhibit A. The Agreement provides for reorganization on the following terms:

 .    The net asset value of both Funds will be computed as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern
     Time) on the reorganization date.

 .    The reorganization is scheduled to begin at 5:00 p.m., Eastern Time, on May
     31, 2001, but may occur on any later date before December 31, 2001.

 .    In the reorganization, Smaller Companies will transfer all of its assets to
     Small Cap, and in exchange Small Cap will assume Smaller Companies' stated liabilities and issue shares as described below. Small Cap will then transfer those assets to Small Cap Portfolio in exchange for a pro rata interest in Small Cap Portfolio.

 .    Small Cap will issue shares to Smaller Companies in an amount equal to the value of the assets of Smaller Companies received by Small Cap, less the liabilities of Smaller Companies assumed by Small Cap, in the transaction. These shares will immediately be distributed by Smaller Companies to the shareholders in each class of Smaller Companies in proportion to their holdings in the respective class of Smaller Companies on the reorganization date. As a result, Institutional and Investment shareholders of Smaller Companies will become shareholders of Small Cap.

 .    In connection with the reorganization Smaller Companies will be terminated and liquidated.

The following diagram shows how the reorganization will be carried out.

-----------------------                                                       ---------------------
  Smaller Companies                                                           Small Cap Portfolio
 transfers its assets                                                           receives assets
      and stated                       Small Cap transfers                     from and assumes
    liabilities to                Smaller Companies' assets and                 liabilities of
      Small Cap                 liabilities to Small Cap Portfolio             Smaller Companies
-----------------------                                                       ---------------------
                                          Smaller Companies
  Smaller Companies                        receives these                       Small Cap shares
  Institutional and                          shares and                            are issued
      Investment                        distributes them pro
 shareholders receive                   rata by class to its
   Small Cap shares                       Institutional and
                                             Investment
                                            shareholders
-----------------------                                                       ---------------------

Currently, Small Cap Portfolio intends to retain most of the portfolio securities and other assets acquired from Smaller Companies after the reorganization. The portfolio managers may determine, however, to liquidate individual securities from time to time in the ordinary course of business.

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless Smaller Companies and Small Cap receive from Willkie Farr & Gallagher, counsel to Small Cap, a satisfactory opinion substantially to the effect that for federal income tax purposes:

 .    The acquisition of all Smaller Companies' assets by Small Cap solely in exchange for shares of Small Cap and the assumption by Small Cap of Smaller Companies' stated liabilities, followed by the distribution of such shares to Smaller Companies' shareholders and the termination of Smaller Companies, will be a `reorganization' within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the `Code'), and each Fund will be `a party to a reorganization' within the meaning of Section 368(b) of the Code;

 .    No gain or loss will be recognized by Smaller Companies upon (1) the transfer of all of its assets and the assumption of its stated liabilities by Small Cap as described above or (2) the distribution by Smaller Companies of Small Cap shares to Smaller Companies' Institutional and Investment shareholders;

 .    No gain or loss will be recognized by Small Cap upon the receipt of Smaller
     Companies' assets solely in exchange for the issuance of Small Cap shares to Smaller Companies and the assumption of certain of Smaller Companies' stated liabilities by Small Cap;

 .    The basis of the assets of Smaller Companies acquired by Small Cap will be, in each instance, the same as the basis of those assets in the hands of Smaller Companies immediately prior to the transfer;

 .    The tax holding period of the assets of Smaller Companies in the hands of
     Small Cap will, in each instance, include Smaller Companies' tax holding period for those assets;

 .    The shareholders of Smaller Companies will not recognize gain or loss upon the exchange of all their shares of Smaller Companies solely for Small Cap shares as part of the reorganization;

 .    The basis of the Small Cap shares received by each Smaller Companies
     Institutional or Investment shareholder in the reorganization will be the same as the basis of the Institutional or Investment shares of Smaller Companies surrendered in exchange therefor;

 .    The tax holding period of the Small Cap shares received by each Smaller
     Companies shareholder will include the tax holding period of the Institutional or Investment shares of Smaller Companies surrendered in exchange, provided that the Smaller Companies shares were held as capital assets on the date of the exchange;

 .    No gain or loss will be recognized by Small Cap upon its contribution of the assets and liabilities of Smaller Companies to Small Cap Portfolio solely in exchange for an interest in Small Cap Portfolio;

 .    No gain or loss will be recognized by Small Cap Portfolio upon the contribution by Small Cap of the assets and liabilities of Smaller Companies to Small Cap Portfolio solely in exchange for an interest in Small Cap Portfolio;

 .    The basis of Small Cap Portfolio with respect to the assets of Smaller
     Companies contributed to Small Cap Portfolio by Small Cap will be, in each instance, the same as the basis of those assets in the hands of Small Cap immediately prior to such contribution;

 .    The tax holding period of Small Cap Portfolio with respect to the assets of
     Smaller Companies contributed by Small Cap to Small Cap Portfolio will, in each instance, include Smaller Companies and Small Cap's tax holding periods for such assets;

 .    The basis of the interest in Small Cap Portfolio acquired by Small Cap as a result of its contribution to Small Cap Portfolio of the assets of Smaller Companies will be the same as Small Cap's basis in such assets; and

 .    The tax holding period of Small Cap with respect to its interest in Small
     Cap Portfolio will include Smaller Companies' and Small Cap's tax holding periods for the assets of Smaller Companies contributed to Small Cap Portfolio by Small Cap.

If the reorganization is approved, to qualify as a tax-free reorganization Smaller Companies must distribute to its shareholders Smaller Companies' net investment income and net realized capital gains prior to the date of the reorganization. If this distribution were determined as of April 30, 2001, the distribution would be approximately 2.90% of the current net asset value of each class. This is equivalent to a long-term capital gains distribution of $0.42 per share. The amount of the actual distribution per share may vary significantly from this estimate depending primarily upon the extent of gains actually realized when Smaller Companies' portfolio securities are sold, the extent of losses or credits that offset those gains, and the number of Smaller Companies shares outstanding. Stock markets can be volatile, and the amount of the actual distribution per share is likely to fluctuate from the estimated amount as the value of the Smaller Companies' holdings change.

As Small Cap shareholders, former Smaller Companies shareholders will become liable for taxes payable on their proportionate share of any taxable income and capital gains recognized by Small Cap. These may include not only taxable income and gains recognized after the reorganization, but also taxable income and capital gains recognized but not distributed prior to the reorganization and taxable income and capital gains attributable to pre-reorganization periods but not recognized until after the reorganization.

Reasons for the Proposed Reorganization

The Board of Trustees of Smaller Companies believes that the proposed reorganization will be advantageous to the shareholders of Smaller Companies for several reasons. The Board of Trustees considered the following matters, among others, in approving the reorganization at meetings held on August 19, 1999 and November 16, 2000.

Overlapping Investment Strategy and Market Niche. Smaller Companies and Small Cap both have substantially similar investment strategies. The same portfolio management team is currently managing both Funds and the same sales force is now marketing both Funds. Because of the confusion that might be caused by offering clients competing small cap funds, it is not advantageous to operate and market Smaller Companies separately from Small Cap.

Master-Feeder Structure. If Small Cap continues to operate as a master-feeder, the proposed reorganization would allow Smaller Companies to benefit from being part of a master-feeder structure. As part of a master-feeder structure, the feeder fund may benefit from economies of scale in portfolio management and administration and the ability to participate in larger securities transactions. Shareholders of both Funds may be better served by a combined fund offering greater diversification at the portfolio level. To the extent that combining the Funds' assets into a single fund creates a larger asset base, Small Cap may achieve greater diversification after the reorganization than is currently possible for either Fund. Greater diversification is expected to benefit the shareholders of both Funds because it may reduce the negative effect that the adverse performance of any one security may have on the performance of the entire portfolio.

Investment Performance. Small Cap shares received in the reorganization will provide Smaller Companies' shareholders with substantially the same investment advantages as they currently have at a comparable level of risk. Smaller Companies' Board of Trustees considered the performance history of each Fund, which is shown in the table below. Specifically, although the Acquiring Fund was adversely affected by the timing and flow of funds into and out of the Acquiring Fund during the most recent one-year period, the Boards of each Fund considered the favorable longer-term performance of the Acquiring Fund. Since the same portfolio management team is currently managing both Small Cap and Smaller Companies, any gaps in the performance of the two Funds is expected to narrow and differ only based on fees. The Trustees further noted that due to the overlapping investment strategy, market niche and the similar marketing channels of these Funds, all shareholders may benefit by the possibility of reduced expenses due to the combination of the Funds.

  -------------------------------------------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS/1/
  -------------------------------------------------------------------------------------------------------------------
                                      Smaller Companies           Smaller Companies               Small Cap
                                      Investment Shares         Institutional Shares
                                     (Inception 07/11/97)       (Inception 06/30/95)        (Inception 10/21/93)
  -------------------------------------------------------------------------------------------------------------------
  1 year ended 12/31/00                     14.14%                     14.39%                      10.28%


  -------------------------------------------------------------------------------------------------------------------
  3 years ended 12/31/00                    15.83%                     16.10%                      19.22%
  -------------------------------------------------------------------------------------------------------------------
  5 years ended 12/31/00                     N/A                       17.10%                      15.44%
  -------------------------------------------------------------------------------------------------------------------
  Inception through 12/31/00                15.39%                     18.10%                      21.48%
  -------------------------------------------------------------------------------------------------------------------
  Total Assets as of 12/31/00              $469,036                  $7,748,271                 $306,852,100
  -------------------------------------------------------------------------------------------------------------------

  /1/ Past performance offers no indication of how the Fund will perform in the future.

Possibility of Reduced Expenses. A combined Fund offers economies of scale that may lead to better control over expenses than is currently possible, particularly for Smaller Companies. Both Funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. The Management fees and the Other expenses of Small Cap shares are lower than those of Smaller Companies, on a gross basis. Taking into account current fee waivers and expense reimbursements, the total of Small Cap's Management fees and Other expenses is lower than the total of Smaller Companies' Investment shares and equal to the total of Smaller Companies' Institutional shares.

Benefits to Small Cap. The Board of Trustees of Small Cap considered that the reorganization presents an excellent opportunity for Small Cap to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of portfolio securities. This opportunity provides an economic benefit to Small Cap and its shareholders.

Benefits to Advisors and Other Service Providers. The Boards of Trustees of both Funds considered that the Funds' advisors, administrators and distributors might also benefit from the reorganization. For example, the advisors and administrators might function more efficiently and therefore realize cost savings from a consolidated portfolio management effort and from the need to prepare fewer prospectuses, reports and regulatory filings. The Trustees believe, however, that these savings will not amount to a significant economic benefit.

Additional Terms of Agreement and Plan of Reorganization

Tax-Free Aspect of the Reorganization. The Boards considered that the reorganization is expected to be tax-free, permitting shareholders of the two Funds to maintain their investments in a combined fund without immediate recognition of gain or loss for federal income tax purposes. The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition of closing, the Funds will receive an opinion of counsel, typical of transactions of this type. The opinion will be to the effect that the transfer of all of Smaller Companies' assets in exchange for shares of Small Cap and the assumption by Small Cap of scheduled liabilities of Smaller Companies will constitute a `reorganization' within the meaning of Section 368(a) of the Code, that Small Cap and Smaller Companies are each a `party to the reorganization' within the meaning of Section 368(b) of the Code, and that no gain or loss will be recognized by Smaller Companies or Small Cap or their respective shareholders as a result of the transaction.

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of either Board at any time prior to the Closing Date. The Agreement may be terminated in the event that a material condition is not fulfilled, a material covenant is not fulfilled or there is a material breach of the Agreement. In the event of termination, there will be no liability for damages on the part of either Fund or the Trustees or officers of either Fund.

Conditions to Closing the Reorganization. The obligation of the Funds to consummate the reorganization is subject to the satisfaction of certain conditions under the Agreement (see Agreement, paragraphs 6 and 7).

The obligation of Small Cap to consummate the reorganization is also subject to the satisfaction of certain conditions under the Agreement, including that Smaller Companies has distributed to its shareholders for its taxable year ending on the closing date of the Reorganization: (1) all of its investment company taxable income (prior to reduction by any dividends paid deduction); (2) all of its net capital gain, after reduction by any capital loss carryforward; and (3) all of the excess of (i) its interest income excludable from federal gross income over (ii) the related deductions disallowed under the Code.

The obligations of both Funds are subject to, among other things, the approval of the Agreement by the necessary vote of the outstanding shares of Smaller Companies, in accordance with the provisions of Smaller Companies' declaration of trust and by-laws. The obligation of the Funds to consummate the reorganization is also subject to the receipt by the Funds and their Advisors of an exemptive order from the SEC. There is no assurance that the order will be granted. The Funds' obligations are also subject to several other conditions, including the receipt of all consents, orders and permits necessary to consummate the reorganization and the receipt of a favorable opinion of counsel as to the federal income tax consequences of the reorganization.

Termination of Agreement. Smaller Companies or Small Cap may mutually agree to terminate the Agreement (even if the shareholders of Smaller Companies have already approved it) at any time before the reorganization date. Either Fund may also terminate the Agreement if the other Fund has materially breached any representation, warranty or agreement contained in the Agreement or if a precedent condition to the obligation of the Fund terminating cannot or will not be met.

Expenses of the Reorganization. Deutsche Asset Management, Inc. will be responsible for certain expenses incurred, including expenses incurred in connection with the Exemptive Application filed with the SEC. Small Cap will bear its own expenses in connection with the reorganization. Smaller Companies will bear its own expenses in connection with the reorganization and including, the fees and expenses incurred in connection with its liquidation and termination. These liquidation and termination fees are expected to aggregate approximately $5,000.00.

                                 CAPITALIZATION

The following table sets forth the capitalization of each Fund as of December 31, 2000, and the pro forma combined capitalization of both Funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.604 Small Cap shares being issued for each share of Smaller Companies Institutional shares and approximately 0.597 Small Cap shares being issued for each share of Smaller Companies Investment shares. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in any of a number of factors including:

 .    Changes in the market value of the portfolio securities of both Small Cap and Smaller Companies between December 31, 2000 and the reorganization date.

 .    Changes in the amount of undistributed net investment income and net realized capital gains of Small Cap and Smaller Companies during that period resulting from income and distributions.

 .    Changes in the accrued liabilities of Small Cap and Smaller Companies during the same period.


  ==================================================================================================================
                                                                                        Smaller Companies
  Capitalization as                       Small Cap           Small Cap       --------------------------------------
  of December 31, 2000                  (pro forma)/1/        Investment       Institutional        Investment
  ==================================================================================================================
  Net assets                             $315,069,405        $306,852,099        $7,748,271           $469,035
  ------------------------------------------------------------------------------------------------------------------
  Net asset value per share                 $25.00              $25.00             $15.10              $14.93
  ------------------------------------------------------------------------------------------------------------------
  Shares outstanding                      12,603,697          12,274,973           513,183             31,425
  ------------------------------------------------------------------------------------------------------------------

/1/ If the reorganization had taken place on December 31, 2000, Institutional Smaller Companies' shareholders would have received 309,963 shares of Small Cap and Smaller Companies' Investment shareholders would have received 18,761 shares of Small Cap.

It is impossible to predict how many shares of Small Cap will actually be received and distributed by Smaller Companies on the reorganization date. The table should not be relied upon to determine the amount of Small Cap shares that will actually be received and distributed.

       COMPARISON OF BUSINESS TRUSTS UNDER DELAWARE AND MASSACHUSETTS LAW

Small Cap is organized as a Massachusetts business trust. Smaller Companies is organized as a Delaware business trust. The following is a comparison of the laws of Massachusetts and Delaware applicable to business trusts.

Limitation of Shareholders' and Funds' Liability. Delaware law provides that the
------------------------------------------------
shareholders of a Delaware business trust (such as Smaller Companies) shall not be subject to liability for the debts or obligations of the trust. Massachusetts law provides that the shareholders of a Massachusetts business trust (such as Small Cap) may, under certain circumstances, be liable for the debts and obligations of that trust, although the risk of liability is remote for shareholders of a Massachusetts business trust who do not participate in the management of the trust. Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series. In the case of multiple series of a Massachusetts business trust, it is frequently assumed that a series will only be liable for its own obligations, although there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability. Delaware law provides that, except to the
-------------------------------
extent otherwise provided in a trust's declaration of trust or by-laws, Trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or by-laws will not subject the trustee to liability to the business trust or its shareholders if the Trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each Fund's prospectus you can find additional information about the business of the Fund.

  ===================================================================================================================
          Type of Information                                    Headings in Prospectuses
  ===================================================================================================================
                                                     Smaller Companies                           Small Cap
  -------------------------------------------------------------------------------------------------------------------
  Risk/return summary                  Overview of  Smaller Companies                  Overview of Small Cap
  -------------------------------------------------------------------------------------------------------------------
  Investment objectives/goals          Goal
  -------------------------------------------------------------------------------------------------------------------
  Principal investment strategies      Core Strategy, Investment Policies and Strategies
  -------------------------------------------------------------------------------------------------------------------
  Principal risks of investing in      Principal Risks of Investing in the Fund, Who Should Consider Investing in
  the Funds: narrative disclosure      the Fund
  -------------------------------------------------------------------------------------------------------------------
  Principal risks of investing in
  the Funds: risk/return bar chart     Total Returns, After Fees and Expenses
  and table
  -------------------------------------------------------------------------------------------------------------------
  Fee table                            Annual Fund Operating Expenses
  -------------------------------------------------------------------------------------------------------------------
  Body of prospectus                   A Detailed Look at Smaller Companies            A Detailed Look at Small Cap
  -------------------------------------------------------------------------------------------------------------------
  Investment objectives, principal
  investment strategies and related    Objective, Strategy, Principal Investments, Investment Process, Other
  risks                                Investments and Risks
  -------------------------------------------------------------------------------------------------------------------
  Management: investment
  advisor and portfolio manager        Management of the Fund; Portfolio Managers
  -------------------------------------------------------------------------------------------------------------------
  Shareholder information:
  pricing of fund shares               Calculating the Fund's Share Price

  ===================================================================================================================
          Type of Information                                    Headings in Prospectuses
  ===================================================================================================================
                                                     Smaller Companies                           Small Cap
  -------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------
  Shareholder information:
  purchase of fund shares                                     Buying and Selling Fund Shares
  redemption of fund shares
                                       ------------------------------------------------------------------------------
                                       Investment Shares:
                                       Service Plan, Buying and Selling
                                       Shares Through your Service
                                       Organization
  -------------------------------------------------------------------------------------------------------------------
  Shareholder information:
  Dividends and distributions; tax     Dividends and Distributions, Tax Considerations
  consequences
  -------------------------------------------------------------------------------------------------------------------
  Financial highlights information     Financial Highlights
  -------------------------------------------------------------------------------------------------------------------


                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of Smaller Companies, including the Trustees who are not `interested persons' of either Fund or any of their advisors (`Independent Trustees'), unanimously approved the reorganization at meetings held on August 19, 1999 and November 16, 2000. In particular, the Board determined that the reorganization was in the best interests of Smaller Companies and that the interests of Smaller Companies' shareholders would not be diluted as a result of the reorganization. Similarly, the Board of Trustees of Small Cap, including the Independent Trustees, unanimously approved the reorganization at meetings held on September 8, 1999 and September 13, 2000. That Board also determined that the reorganization was in the best interests of Small Cap and that the interests of Small Cap's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
Therefore, after careful consideration, the Board of Trustees of Smaller Companies, including the Independent Trustees, recommends that the shareholders of Smaller Companies vote `FOR' the proposal to approve the Agreement and Plan of Reorganization.
--------------------------------------------------------------------------------


                         VOTING RIGHTS AND REQUIRED VOTE

Each share of Smaller Companies outstanding on the Record Date is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of Smaller Companies outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of Smaller Companies means the vote of the lesser of:

(1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of Smaller Companies are present or represented by proxy, or

(2) more than 50% of the outstanding shares of Smaller Companies.

Shares of Smaller Companies represented in person or by proxy, including shares that abstain or do not vote on the proposal will be counted for purposes of determining whether there is a quorum at the Meeting or any adjournments thereof. These include proxies submitted by a broker or nominee holding shares in `street name' who indicates on the proxy card that it does not have discretionary authority to vote on the proposal. Because abstentions and broker non-votes are treated as shares present but not voting, an abstention from voting or a `broker non-vote' has the same effect as a vote against the proposal.

If the required approval of shareholders is not obtained, Smaller Companies will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action, if any, may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, through the Internet or in person by the Trustees, officers and employees of Smaller Companies or by personnel of Deutsche Asset Management, Inc. or ICC Distributors, Inc., the distributor of Smaller Companies' shares.

Revoking Proxies

A Smaller Companies shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

 .    By filing a written notice of revocation with Smaller Companies' transfer agent, or

 .    By returning before the time of the Meeting a duly executed proxy with a later date than the proxy being revoked, or

 .    If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of Smaller Companies at the Meeting at any time before the proxy is voted.

Simply attending the Meeting without voting, however, will not revoke a previously executed and returned proxy. If you hold your shares in `streetname' and have instructed a broker to vote your shares, you must follow the directions received from your broker on revoking your proxy.

Outstanding Shares and Quorum

As of April 19, 2001, there were 584,463.643 Institutional shares and 31,935.309 Investment shares of Smaller Companies were outstanding. Only shareholders of record on April 19, 2001 (the `Record Date') are entitled to notice of and to vote at the Meeting. A majority of the outstanding shares of Smaller Companies that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Smaller Companies' Board of Trustees knows of no business to be presented for consideration at the Meeting other than the proposal. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of Smaller Companies' shares present in person or by proxy at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone and Internet Voting

Smaller Companies may record votes over the telephone or through the Internet. In doing so, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted over the telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Funds, as of April 19, 2001, Morgan Grenfell Capital Management, Inc. owned 63.56% of the Fund. Morgan Grenfell Capital Management, Inc., organized in Delaware is the majority shareholder of the Fund. Morgan Grenfell Capital Management, Inc. is a wholly-owned indirect subsidiary of Deutsche Bank AG.

To the knowledge of the Funds, as of April 19, 2001, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of Small Cap and Smaller Companies (before the reorganization) and would own (after the reorganization), less than 5% of the outstanding shares of Small Cap.

  ==========================================================================================================================
  Names and Addresses of Owners of      Smaller        Smaller                   Small Cap                 Small Cap
       More Than 5% of Shares          Companies      Companies                   Shares                    Shares
                                       Investment   Institutional         (before reorganization)   (after reorganization)
                                         Class         Class
  ==========================================================================================================================
  Bankers Trust Co. as Trustee for
  Westinghouse Savannah
  River/Bechtel Savannah River,                                                3,813,099.161             3,813,099.161
  Inc. Savings and Investment                                                     33.62%                    31.88%
  Plan, 34 Exchange Pl, MS 3064,
  Jersey City, NJ 07302-3885
  --------------------------------------------------------------------------------------------------------------------------

  Morgan Grenfell Capital
  Management, Inc.                                      371,488.349                                       224,750.451
  130 Liberty St.                                         63.56%                                             1.87%
  New York, NY 10006-1105
  --------------------------------------------------------------------------------------------------------------------------

  Fidelity Investments
  Institutional Operations Co.
  Inc. as Agent for Certain                             106,560.534                                       64,469.123
  Employee Benefit Plans                                  18.23%                                             0.53%
  100 Magelian Way KWIC
  Covington, KY  41015-1999
  --------------------------------------------------------------------------------------------------------------------------

  Batrus & Co, C/O Bankers Trust
  Co, PO Box 9005                                       77,815.210                                        47,078.202
  Church Street Station                                   13.31%                                             0.39%
  New York, NY  10006
  --------------------------------------------------------------------------------------------------------------------------

  National Financial SVCS Corp.
  for Exclusive Benefit of Our        28,578.233                                                          17,089.783
  Customers, Sal Vella, 200             89.49%                                                               0.14%
  Liberty Street, San Francisco,
  CA 94104-4122
  --------------------------------------------------------------------------------------------------------------------------

  ==========================================================================================================================
  Names and Addresses of Owners of      Smaller             Smaller            Small Cap                 Small Cap
       More Than 5% of Shares          Companies           Companies            Shares                     Shares
                                      Investment         Institutional   (before reorganization)   (after reorganization)
                                         Class              Class
  ==========================================================================================================================
  Charles Schwab & Co, Inc.
  Special Custody Account Mutual       2,697.212                                                           1,612.932
  Funds Dept. 101 Montgomery             8.45%                                                              0.013%
  Street, San Francisco, CA
  94104-4122
  --------------------------------------------------------------------------------------------------------------------------

As of April 19, 2001, the table reflects pro forma exchange ratios of approximately 0. 605 Small Cap shares being issued for each Institutional class share of Smaller Companies and approximately 0. 598 Small Cap shares being issued for each Investment class share of Smaller Companies. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios as previously discussed.

As of April 19, 2001, the Trustees and officers of Smaller Companies and Small Cap, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective Funds.

                                     EXPERTS

The financial statements and the financial highlights of Smaller Companies as of October 31, 2000 and for the periods then ended and of Small Cap as of September 30, 2000 and for the periods then ended are incorporated by reference into this proxy statement and prospectus. These financial statements and financial highlights for each of Smaller Companies and Small Cap have been audited by PricewaterhouseCoopers, LLP, independent accountants, as stated in the reports appearing in the respective Annual Report to shareholders. These financial statements and financial highlights are included in reliance upon the reports given upon the authority of such firm as an expert in accounting and auditing.

                              AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the Securities and Exchange Commission (the `SEC'). These reports, proxy statements and other information filed by the Funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois) and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by e-mail at publicinfo@sec.gov, or by writing the Public Reference Branch, office of the Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. For information on the Public Reference Section, call the SEC at 1-202-942-8090. In addition, copies of these documents may be viewed on-screen or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

                                                                       EXHIBIT A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION



     THIS AGREEMENT AND PLAN OF REORGANIZATION (the `Agreement') is made as of this ____st day of __________, 2001, among (i) BT Investment Funds (the `BT Trust'), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Small Cap Fund (the `Acquiring Fund'), a series of the BT Trust, (ii) Morgan Grenfell Investment Trust (the `MG Trust'), a business trust organized under the laws of the State of Delaware with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Smaller Companies Fund (the `Acquired Fund'), a series of the MG Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the `Code'). The reorganization (the `Reorganization') will consist of (i) the transfer of all of the assets of each class of shares of the Acquired Fund to the Acquiring Fund in exchange for (a) the issuance of shares of the corresponding class of beneficial interest of the Acquiring Fund (collectively, the `Acquiring Fund Shares' and each, an `Acquiring Fund Share') to each class of shares of the Acquired Fund, and (b) the assumption by the Acquiring Fund of certain scheduled liabilities of each class of shares of the Acquired Fund, and (ii) the distribution by the Acquired Fund, on the Closing Date herein referred to or as soon thereafter as conveniently practicable, of the Acquiring Fund Shares to the shareholders of each class of shares of the Acquired Fund in liquidation of each class of shares of the Acquired Fund and the termination of each class of shares of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code;

     WHEREAS, the MG Trust and the BT Trust are each registered open-end management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of the BT Trust has determined that the exchange of all of the assets of each class of the Acquired Fund for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

     WHEREAS, the Board of Trustees of the MG Trust has determined that the exchange of all of the assets of each class of the Acquired Fund for shares of the Acquiring Fund and the assumption of certain scheduled liabilities of the Acquired Fund is in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.




1. TRANSFER OF ASSETS OF EACH CLASS OF SHARES OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ACQUIRED FUND'S SCHEDULED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets to the Acquiring Fund as set forth in paragraph
1.2 to the Acquiring Fund free and clear of all liens and encumbrances, and the Acquiring Fund agrees in exchange therefor: (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets for each class of shares of the Acquired Fund transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner as of the time and date set forth in paragraph 2.2; and (b) to assume certain scheduled liabilities of such class of shares of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing on the Closing date provided for in paragraph 3.1 (the `Closing' and the `Closing Date', respectively).

                                      A1

                                                                       EXHIBIT A

     1.2. (a) The assets of each class of shares of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all the property of such class, including, without limitation, all good will, all interests in the name of the Acquired Fund, all other intangible property and all books and records of the Acquired Fund.

          (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities in the ordinary course of its business (except to the extent sales may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     1.3. The Acquired Fund will endeavor to discharge for each class of shares all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Deutsche Asset Management, Inc. (`DeAM, Inc.'), as administrator of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

     1.4. On the Closing Date or as soon thereafter as is conveniently practicable (the `Liquidation Date'), the Acquired Fund will (for each class of its shares) liquidate and distribute pro rata by class to the Acquired Fund's shareholders of record of such class determined as of the close of business on the Closing Date (the `Acquired Fund Shareholders'), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the class of shares of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the shareholders of the relevant class of the Acquired Fund and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the relevant class of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates, if any, representing interests in the relevant class of shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

     1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the State of Delaware and in accordance with its governing documents.


2.   VALUATION

     2.1. The value of the assets of each class of shares of the Acquired Fund to be transferred, and liabilities of each class of shares of the Acquired Fund to be assumed, hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the `NYSE') on the date of the Closing of the Reorganization (such time and date being hereinafter called the Closing Date or the `Valuation Date'), using the valuation procedures set forth in the then current prospectuses or statement of additional information of the Funds.

     2.2. The net asset value of the Acquiring Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

                                      A2

                                                                       EXHIBIT A

     2.3 The net asset value of the Acquired Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquired Fund.

     2.4. All computations of value shall be made by Bankers Trust Company (`Bankers Trust') in accordance with its regular practice as pricing agent for the Acquiring Fund and in accordance with its regular practice as pricing agent for the Acquired Fund.


3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be ______________, 2001, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202, or at such other time and/or place as the parties may agree.

     3.2. The custodian for the Acquired Fund (the `Custodian') shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the BT Trust or the MG Trust shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding full and fractional shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the President or a Vice President of the MG Trust. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the MG Trust on behalf of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4.   REPRESENTATIONS AND WARRANTIES

     4.1. The MG Trust and the Acquired Fund represent and warrant to the BT Trust and the Acquiring Fund as follows:

     (a) The Acquired Fund is a series of the MG Trust, which is a business trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The MG Trust is a registered open-end investment management company, and its registration with the Securities and Exchange Commission (the `Commission') as an investment company under the Investment Company Act of 1940, as amended (the `1940 Act'), is in full force and effect;

     (c) The MG Trust is not, and the execution, delivery and performance of this Agreement with respect to the Acquired Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the BT Trust is a party or by which it is bound;

                                      A3

                                                                       EXHIBIT A

     (d) The MG Trust has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Fund that will be terminated with liability to the MG Trust or to the Acquired Fund prior to the Closing Date;

     (e) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the MG Trust with respect to the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The MG Trust and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and neither the MG Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the MG Trust's ability to consummate the transactions herein contemplated;

     (f) The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2000, has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

     (g) Since October 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by each of the other parties hereto. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund shall not constitute a material adverse change;

     (h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed by such dates shall have been timely filed, and all federal and other taxes (whether or not shown as due on such returns) shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operations, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify and be treated as such for its final taxable year ending on the Closing Date;

     (j) For each taxable year of its operations, the Acquired Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such for its final taxable year ending on the Closing Date;

     (k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

     (l) At the Closing Date, the MG Trust with respect to the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the `1933 Act'), other than as disclosed in writing to, and accepted in writing by, the Acquiring Fund;

     (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the MG Trust's Board of Trustees on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund shareholders, assuming due authorization, execution and delivery by the BT Trust on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the MG Trust with respect to the

                                      A4

                                                                       EXHIBIT A


Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished by the MG Trust on behalf of the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

     (o) The information to be included in the registration statement on Form N-14 of the Acquiring Fund (the `Registration Statement') (other than information therein that relates to the Acquiring Fund and supplied in writing by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

     (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MG Trust on behalf of the Acquired Fund of the transactions contemplated by this Agreement;

     (q) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to and accepted by the Acquiring Fund; and

     (r) The prospectus of the Acquired Fund dated February 28, 2001, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; and

     (s) To the best of their knowledge, after consulting with their independent auditors, neither the MG Trust nor the Acquired Fund has taken or agreed to take any action that would prevent the Reorganization from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

     4.2. The BT Trust and the Acquiring Fund represent and warrant to MG Trust and the Acquired Fund as follows:

     (a) The Acquiring Fund is a series of the BT Trust, which is a business trust, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The BT Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The current prospectus of and statement of additional information of the BT Trust on behalf of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (d) The BT Trust has, and at the Closing Date will have, good and marketable title to the Acquiring Fund's assets;

     (e) The BT Trust is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the BT Trust is a party or by which it is bound;

                                      A5

                                                                       EXHIBIT A

     (f) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the BT Trust with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The BT Trust and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither the BT Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the BT Trust's ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

     (g) The Statement of Assets and Liabilities of the Acquiring Fund as of September 30, 2000, has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

     (h) Since September 30, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change;

     (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such dates shall have been timely filed, and all federal and other taxes (whether or not shown as due on said returns and reports) shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (j) For each taxable year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify and be treated as such on the Closing Date;

     (k) For each taxable year of its operations, the Acquiring Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such for its final taxable year ending on the Closing Date;

     (l) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;

     (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the BT Trust's Board of Trustees on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery by the MG Trust on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the BT Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

     (o) The information to be furnished by BT Trust on behalf of the Acquiring Fund, for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (p) The information contained in the Registration Statement (other than information therein that relates to the Acquired Fund and supplied in writing by the Acquired Fund for inclusion therein) will, on the effective date of

                                      A6

                                                                       EXHIBIT A

the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

     (q) The BT Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date;

     (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the BT Trust on behalf of the Acquiring Fund of the transactions contemplated by this Agreement;


5.   COVENANTS OF EACH OF THE PARTIES

     5.1. The MG Trust, on behalf of the Acquired Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof), in each case payable either in cash or in additional shares. Explicit covenant for Acquired Fund to declare and pay all undistributed distributions/dividends for its current fiscal year.

     5.2. The BT Trust, on behalf of the Acquiring Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

     5.3. This Agreement will have been approved by the affirmative vote of the holders of the majority of the outstanding shares of the Acquired Fund. The MG Trust will take all action necessary to obtain approval of the transactions contemplated herein.

     5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

     5.6. Subject to the provisions of this Agreement, the MG Trust, on behalf of the Acquired Fund, and the BT Trust, on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the MG Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the MG Trust.

     5.8. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the `1934 Act'), and the 1940 Act in connection with the Acquired Fund's shareholders approval of this Agreement and the transactions contemplated herein.

     5.9 The Acquired Fund and the Acquiring Fund shall each use its best reasonable efforts to cause the Reorganization to be treated as a reorganization within the meaning of Section 368(a) of the Code.

                                      A7

                                                                       EXHIBIT A

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING
     FUND

     The obligations of each Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by each Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     6.1. All representations and warranties made in this Agreement by or on behalf of the Funds shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal income tax basis and holding periods as of the Closing Date, certified by MG Trust's Treasurer or Assistant Treasurer on behalf of the Acquired Fund;

     6.3 MG Trust on behalf of the Acquired Fund and BT Trust on behalf of the Acquiring Fund shall have delivered to the Acquiring Fund and the Acquired Fund, respectively, on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and the Acquired Funds, respectively, and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquired Fund and the Acquiring Fund, respectively, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.


7.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     7.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the MG Trust's Declaration of Trust and By-laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the conditions set forth in this paragraph 7.1;

     7.2. On the Closing Date, no action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     7.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including `no-action' positions of and exemptive orders from such federal and state authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party hereto, provided that any party may for itself waive any of such conditions;

     7.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     7.5. The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code (prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date.

                                      A8

                                                                       EXHIBIT A

     7.6. The parties shall have received a favorable written opinion of Willkie Farr & Gallagher, addressed to the BT Trust and the MG Trust with respect to the relevant Fund and satisfactory to Daniel O. Hirsch, as Secretary of the Acquired Fund and the Acquiring Fund, substantially to the effect that for federal income tax purposes:

     (a) The acquisition by the Acquiring Fund of all of the assets of each class of shares of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be `a party to a reorganization' within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund shareholders;

     (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund;

     (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

     (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include Acquired Fund's tax holding period for those assets;

     (f) The Acquired Fund shareholders will not recognize gain or loss upon the exchange of all of their shares of beneficial interest in the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

     (g) The basis of the Acquiring Fund Shares received by each Acquired Fund shareholder in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

     (h) The tax holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the tax holding period for the shares of beneficial interest in the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares were held as capital assets on the date of the exchange.

     (i) No gain or loss will be recognized by the Acquiring Fund upon its contribution of the assets of the Acquired Fund to the Small Cap Portfolio solely in exchange for an interest in the Small Cap Portfolio;

     (j) No gain or loss will be recognized by the Small Cap Portfolio upon the contribution by the Acquiring Fund of the assets of the Acquired Fund to the Small Cap Portfolio solely in exchange for an interest in the Small Cap Portfolio;

     (k) The basis of the Small Cap Portfolio in the assets of the Acquired Fund contributed to the Small Cap Portfolio by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquiring Fund immediately prior to such contribution;

     (l) The tax holding period of the Small Cap Portfolio with respect to the assets of the Acquired Fund contributed by the Acquiring Fund to the Small Cap Portfolio will, in each instance, include the Acquired Fund's and the Acquiring Fund's tax holding periods for such assets;

     (m) The basis of the interest in the Small Cap Portfolio acquired by the Acquiring Fund as a result of its contribution to the Small Cap Portfolio of the assets of the Acquired Fund will be the same as the Acquiring Fund's basis in such assets; and

     (n) The tax holding period of the Acquiring Fund with respect to its interest in the Small Cap Portfolio will include the Acquired Fund's and the Acquiring Fund's tax holding periods for the assets of the Acquired Fund contributed to the Small Cap Portfolio by the Acquiring Fund.

                                      A9

                                                                       EXHIBIT A

     Notwithstanding anything herein to the contrary, no party hereto may waive in any material respect the conditions set forth in this paragraph 7.6.

     7.7 Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself and its shareholders that are reasonably necessary to enable Willkie Farr & Gallagher to deliver an opinion substantially as set forth in paragraph 7.6.


8.   BROKERAGE FEES AND EXPENSES

     8.1. Each party hereto represents and warrants to each other party hereto, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     8.2. Each party will bear its own expenses in connection with the transaction, except that DeAM, Inc. will pay certain expenses incurred in connection with the Reorganization.

     8.3 Shareholders of each of Acquired Fund and Acquiring Fund will bear their respective expenses, if any, in connection with the transaction.


9.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     9.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraphs 4.1, 4.2,
5.1 and 5.2 through 5.8 hereof and that this Agreement constitutes the entire agreement between the parties.

     9.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.


10.  TERMINATION

     10.1. This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the MG Trust on behalf of the Acquired Fund and the BT Trust on behalf of the Acquiring Fund; (b) any party in the event that the other party hereto shall materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     10.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to any other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

11.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the MG Trust on behalf of the Acquired Fund and the BT Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the MG Trust pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.


12.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the MG Trust on behalf of the Acquired Fund and the BT Trust on behalf of the Acquiring Fund at One South Street, Baltimore, MD 21202.

                                      A10

                                                                       EXHIBIT A

13.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5. It is expressly agreed that the obligations of the BT Trust and the MG Trust shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the BT Trust or the MG Trust, as the case may be, as provided in the trust instruments of the BT Trust and the MG Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the BT Trust and the MG Trust, and this Agreement has been executed by authorized officers of the BT Trust and the MG Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the BT Trust and the MG Trust, as the case may be, as provided in the Declaration of Trust of the BT Trust and the MG Trust, respectively.

                                      A11

                                                                       EXHIBIT A

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.



Attest:                                    BT INVESTMENT FUNDS on behalf of

                                           SMALL CAP FUND



By:                                        By:
     ------------------------------               ------------------------------

Name:    Daniel O. Hirsch

Title:   Secretary                         Name:
                                                  ------------------------------


                                           Title:
                                                  ------------------------------




Attest:                                    MORGAN GRENFELL INVESTMENT TRUST
                                           on behalf of SMALLER COMPANIES FUND


By:                                        By:
     ------------------------------               ------------------------------
Name:    Daniel O. Hirsch

Title:   Secretary                         Name:
                                                  ------------------------------


                                           Title:
                                                  ------------------------------

                                      A12

                              FORM OF PROXY CARD
                       MORGAN GRENFELL INVESTMENT TRUST
                            SMALLER COMPANIES FUND
                     One South Street, Baltimore, Maryland
                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
              11:00 A.M., Eastern Time, on Thursday, May 24, 2001


The undersigned hereby appoints Daniel O. Hirsch and Fran Pollack-Matz to each of them, with full power of substitution as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I. All ABSTAIN votes will be counted only in determining the existence of a quorum at the Special Meeting.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO THE SMALLER COMPANIES FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS I and II.

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

Receipt of the notice and the Proxy Statement, dated April 30, 2001 (the "Proxy Statement"), is hereby acknowledged.


To vote by Telephone

1)  Read the Proxy Statement and have the Proxy card below at hand.

2)  Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

To vote by Internet

1)  Read the Proxy Statement and have the Proxy card below at hand.

2)  Go to the Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the instructions.

Please mark boxes in blue or black ink.

I. Approval of Agreement and Plan of Reorganization between the Institutional and Investment shares of Smaller Companies Fund and Small Cap Fund, pursuant to which: (a) the Smaller Companies Fund would transfer all of its assets to Small Cap Fund in exchange for Small Cap Fund's assumption of Smaller Companies Fund's liabilities and the issuance of shares of Small Cap Fund to be distributed pro rata to Institutional and Investment shares of Smaller Companies Fund, and (b) Smaller Companies Fund would be terminated.

                                     FOR          AGAINST                ABSTAIN



II. To consider and vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

________________________________________________________________________________
PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPLY USING THE ENCLOSED ENVELOPE.



                                   _____________________________________________
                                   (Title or Authority)



                                   _____________________________________________
                                   (Signature)



                                   _____________________________________________
                                   (Signature)

                                   Dated:  [____________________________], 2001
                                   (Joint owners should EACH sign. Please sign
                                   EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)


________________________________________________________________________________
YOUR VOTE IS IMPORTANT, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                SMALL CAP FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 7, 2001

This statement of additional information is not a prospectus, but expands upon and supplements the information contained in the prospectus of Small Cap Fund, dated January 29, 2001. This statement of additional information should be read in conjunction with the prospectus.

Additional copies of the prospectus may be obtained by writing to the Fund at P.O. Box 219210, Kansas City, MO, 64121-9210 or by telephoning the Fund toll free at 1-800-730-1313.

This statement of additional information is accompanied by and incorporated by reference into the statement of additional information dated January 29, 2001 of BT Investment Funds on behalf of the Small Cap Fund, and the statement of additional information dated February 28, 2001, of Morgan Grenfell Investment Trust on behalf of seven separate investment portfolios of the Trust, including Smaller Companies Fund. Small Cap Fund and Smaller Companies Fund are referred to collectively as the "Funds".

                         ADDITIONAL  INFORMATION ABOUT

                              SMALL CAP FUND AND
                            SMALLER COMPANIES FUND


The following table shows where in each Fund's statement of additional information (SAI) you can find additional information about each Fund.


---------------------------------------------------------------------------------------------------------------
       TYPE OF INFORMATION                                       HEADINGS IN SAI
---------------------------------------------------------------------------------------------------------------
                                   MORGAN GRENFELL                      BT INVESTMENT FUNDS
                                   INVESTMENT TRUST                     SAI dated January 29, 2001
                                   SAI dated February 28, 2001
---------------------------------------------------------------------------------------------------------------
Fund history                       GENERAL INFORMATION                  ORGANIZATION OF THE TRUST
                                   ABOUT THE TRUST
---------------------------------------------------------------------------------------------------------------
Description of each Fund and       ADDITIONAL INFORMATION               INVESTMENT OBJECTIVES,
its investments, strategies,       ON FUND INVESTMENTS AND              POLICIES AND RESTRICTIONS:
polices and risks                  STRATEGIES AND RELATED               Investment Objectives
                                   RISKS                                Investment Policies
                                                                        Additional Risk Factors
                                   INVESTMENT RESTRICTIONS              Investment Restrictions
---------------------------------------------------------------------------------------------------------------
Management of the Funds,           TRUSTEES AND OFFICERS                MANAGEMENT OF THE TRUST
including the Board of Trustees,                                        AND THE PORTFOLIOS:
Officers and Trustee compensation                                       Trustees of the Trust and Portfolios
                                                                        Officers of the Trust and Portfolios
                                                                        Trustee Compensation Table
---------------------------------------------------------------------------------------------------------------
Control persons, principal         TRUSTEES AND OFFICERS                MANAGEMENT OF THE TRUST
holders of securities and                                               AND THE PORTFOLIOS:
management ownership               GENERAL INFORMATION                  Trustee Compensation Table
                                   ABOUT THE TRUST
---------------------------------------------------------------------------------------------------------------
Investment advisory and other      INVESTMENT ADVISORY                  MANAGEMENT OF THE  TRUST
services: investment adviser,      AND OTHER SERVICES                   AND THE PORTFOLIOS:
distributor and other service                                           Investment Adviser
providers                          SERVICE PLAN                         Administrator
                                                                        Distributor
                                   ADDITIONAL INFORMATION               Service Agent
                                                                        Custodian and Transfer Agent
                                                                        Counsel and Independent
                                                                        Accountants
---------------------------------------------------------------------------------------------------------------
Brokerage allocation and other     PORTFOLIO TRANSACTIONS               INVESTMENT OBJECTIVES,
practices                                                               POLICIES AND RESTRICTIONS:
                                                                        Portfolio Transactions and
                                                                        Brokerage Commissions
---------------------------------------------------------------------------------------------------------------
Shares of beneficial interest      GENERAL INFORMATION                  ORGANIZATION OF THE TRUST
                                   ABOUT THE TRUST
---------------------------------------------------------------------------------------------------------------
Purchase, redemption and pricing   PURCHASE AND REDEMPTION              VALUATION OF SECURITIES;
of shares                          OF SHARES                            REDEMPTIONS AND PURCHASES IN-IN-KIND:
                                                                        Purchase of Shares
                                                                        Redemption of Shares
                                                                        Redemptions and Purchases In-
                                                                        Kind
                                                                        Trading in Foreign Securities
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TYPE OF INFORMATION                                              HEADINGS IN SAI
----------------------------------------------------------------------------------------------------------------
                                  MORGAN GRENFELL                        BT INVESTMENT FUNDS
                                  INVESTMENT TRUST                       SAI dated January 29, 2001
                                  SAI dated February 28, 2001
----------------------------------------------------------------------------------------------------------------
Taxation of the Funds             TAXES                                  TAXATION:
                                                                         Dividends and Distributions
                                                                         Taxation of the Fund
                                                                         Taxation of the Portfolio
                                                                         Foreign Securities
                                                                         Other Taxation
----------------------------------------------------------------------------------------------------------------
Calculation of performance data   PERFORMANCE INFORMATION                PERFORMANCE INFORMATION:
                                                                         Standard Performance Information
                                                                         Comparison of Fund Performance
                                                                         Economic and Market Information
----------------------------------------------------------------------------------------------------------------
Financial statements              FINANCIAL STATEMENTS:                  FINANCIAL STATEMENTS:
                                  This section incorporates by           This section incorporates by
                                  reference Morgan Grenfell              reference Small Cap Fund's annual
                                  Investment Trust's annual report       report dated September 30, 2000.
                                  dated October 31, 2000.
----------------------------------------------------------------------------------------------------------------

[Deutsche Asset Management logo]

Mutual Fund
Prospectus

January 29, 2001
Investment Class
Small Cap Fund

  [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

A Member of the
Deutsche Bank Group /

Overview
--------------------------------------------------------------------------------

of Small Cap Fund (`Small Cap')

--Investment Class

Goal: The Fund invests for long-term capital growth.

Core Strategy: The Fund invests primarily in stocks and other equity securities of smaller US companies.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in stocks and other equity securities of companies with small market capitalizations. In managing the Fund, we use a `bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The Fund's portfolio management team uses an active investment process to evaluate individual growth prospects.
--------------------------------------------------------------------------------

Small Cap--Investment Class

Overview of Small Cap

Goal................................................................  3
Core Strategy.......................................................  3
Investment Policies and Strategies..................................  3
Principal Risks of Investing in the Fund............................  4
Who Should Consider Investing in the Fund...........................  4
Total Returns, After Fees and Expenses..............................  5
Annual Fund Operating Expenses......................................  6

A Detailed Look at Small Cap

Objective...........................................................  7
Strategy............................................................  7
Principal Investments...............................................  7
Investment Process..................................................  7
Risks...............................................................  8
Management of the Fund..............................................  8

Calculating the Fund's Share Price.................................. 10
Performance Information............................................. 10
Dividends and Distributions......................................... 10
Tax Considerations.................................................. 10
Buying and Selling Fund Shares ..................................... 10
Financial Highlights................................................ 14

--------------------------------------------------------------------------------

Overview of Small Cap--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that we have selected could perform poorly;

 . small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company investing: greater share-price volatility and fewer buyers for small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment;

 . the stock market could decline or could underperform other investments;

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests; or

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in large company and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

At meetings held on September 8, 1999 and September 13, 2000, the Board of Trustees of the Small Cap recommended the reorganization of Smaller Companies (formerly Morgan Grenfell Smaller Companies Fund) into Small Cap. The Board determined that the proposal was in the best interest of shareholders because both funds have the same investment management team and the reorganization is expected to eliminate or reduce costs associated with maintaining multiple funds with similar objectives and policies, including costs of separate auditing, printing, and registering fees. The fund has filed an exemptive application with the Securities and Exchange Commission (the `SEC') to permit this proposed reorganization. Although we believe the SEC will grant this request, there is no assurance that it will do so. The merger also requires the approval of Smaller Companies' shareholders. A special meeting of shareholders will be held for this purpose. In conclusion, if shareholders approve the merger, shares of Smaller Companies will be converted to shares of Small Cap.

An investment in Small Cap--Investment Class is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                                         Overview of Small Cap--Investment Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 21, 1993 (its inception date). The table compares the Fund's average annual return with the Russell 2000 Index over the last one and five years, and since inception. The Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell
3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.

                                    [GRAPH]

YEAR-BY-YEAR RETURNS
(each full calendar year since inception)

                               1994      19.31%
                               1995      58.57%
                               1996       6.90%
                               1997      13.16%
                               1998       6.15%
                               1999      44.75%
                               2000      10.28%

Since inception, the Fund's highest return in any calendar quarter was 30.11% (third quarter 1997) and its lowest quarterly return was -24.39% (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.

 PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2000

                                                             Average Annual Returns
                                                                    Since Inception
                               1 Year            5 Years         (Oct. 21, 1993)/1/
  Small Cap--
  Investment Class             10.28%            15.44%                  21.48%
 -----------------------------------------------------------------------------------
  Russell 2000
  Index                       (3.02)%            10.31%                  10.61%
 -----------------------------------------------------------------------------------

 /1/ The Russell 2000 Index is calculated from October 31, 1993.

--------------------------------------------------------------------------------

Overview of Small Cap--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.
--------------------------------------------------------------------------------
/1/Information on the annual operating expenses reflects the expenses of both the Fund and the Small Cap Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the `Organizational Structure' section of this prospectus).

/2/The investment adviser and administrator have agreed for the 16 months from the Fund's fiscal year end of September 30, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 12 months, the expense example takes into account the fee waivers and reimbursements.

 ANNUAL FEES AND EXPENSES
                                                     Percent of Average
                                                     Daily Net Assets/1/
  Management Fees                                                0.65%
 -------------------------------------------------------------------------
  Distribution and Service
  (12b-1) Fees                                                   None
 -------------------------------------------------------------------------
  Other Expenses                                                 0.79%
 -------------------------------------------------------------------------
  Total Fund Operating
  Expenses                                                       1.44%
 -------------------------------------------------------------------------
  Less: Fee Waivers or
  Expense Reimbursements                                        (0.19)%/2/
 -------------------------------------------------------------------------
  Net Expenses                                                   1.25%
 -------------------------------------------------------------------------

 EXPENSE EXAMPLE/3/

     1 Year            3 Years                5 Years              10 Years
     $127               $437                   $769                 $1,708
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at Small Cap--Investment Class

OBJECTIVE

Small Cap--Investment Class seeks long-term capital growth.

The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of US smaller capitalization companies. We focus on individual security selection rather than industry selection. In managing the Fund, we use a `bottom-up' approach in selecting securities. The Fund's portfolio management team uses an active investment process to evaluate company growth prospects and competitive strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within their sectors.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of US smaller capitalization companies. The investment adviser defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.

The Fund may also invest up to 25% of its assets in the stocks of non-US companies and up to 35% of its assets in large capitalization stocks. Under normal conditions, these two tactics would not comprise major elements of its strategy.
--------------------------------------------------------------------------------
`Market capitalization' or `Market cap' provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a `bottom-up' approach to picking securities. This approach focuses on individual stock selection.

 . The team focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

 . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

 . The team screens the bottom 20% of the total domestic equity market capitalization utilizing specific criteria for each individual sector.

The team looks primarily for financial attributes that set these companies apart:

 . estimated above-average growth in revenues and earnings; and

 . a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

Historically, this Fund has had a high portfolio turnover rate.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at Small Cap--Investment Class


RISKS

Below we set forth some of the prominent risks associated with investing in small companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund for the following signs of negative change:

 . decelerating revenue or earnings growth;

 . loss of market share;

 . increasing levels of debt or decreasing levels of cash flow and working capital; and

 . a stock price that lags behind competitors'.

Small Company Risk. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the `numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Funds Management, Bankers Trust Company, DB Alex Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company (`Bankers Trust'), with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank AG. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.65% of the Fund's average daily net assets for its services in the last fiscal year. The investment adviser reimbursed a portion of its fee during the period.

As of September 30, 2000, Bankers Trust had total assets under management of approximately $190 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan
--------------------------------------------------------------------------------

                                  A Detailed Look at Small Cap--Investment Class

Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not `interested persons,' generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 130 Liberty Street, New York, New York 10006. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to nine other investment companies.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Audrey M. T. Jones, CFA

 . Managing Director of the investment adviser and Lead Manager of the Fund.

 . Joined Bankers Trust in 1986 and the Fund at its inception.

 . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

 . 29 years of investment industry experience.

 . BBA from Pace University Lubin School of Business.

John P. Callaghan

 . Managing Director of the investment adviser and Co-Manager of the Fund.

 . Joined Bankers Trust in 1997.

 . Portfolio manager with a primary focus on the technology, health care and utility sectors.

 . Previously at Odyssey Partners, a private investment partnership, from 1996 to 1997 and was a co-manager of the Small Capitalization Growth stock Division at Weiss, Peck & Greer from 1993 to 1996.

 . 18 years of investment industry experience.

 . MBA from Harvard Business School.

Doris R. Klug, CFA

 . Director of the investment adviser and Co-Manager of the Fund.

 . Joined the Bankers Trust in 2000.

 . Portfolio manager with primary focus on the consumer and capital goods sector.

 . Vice President of Mutual of America from 1993 to 2000.

 . 19 years of investment industry experience.

 . MBA from New York University's Stern School of Business.

Other Services. Bankers Trust provides the administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your request for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a `feeder fund' that invests all of its assets in a `master portfolio,' the Small Cap Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank AG.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets.
Each feeder can set its own
--------------------------------------------------------------------------------

A Detailed Look at Small Cap--Investment Class

transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the `Net Asset Value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid at least annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:


  TRANSACTION                                                  TAX STATUS

  Income dividends                                             Ordinary income
 -----------------------------------------------------------------------------
  Short-term capital gains Distributions                       Ordinary income
 -----------------------------------------------------------------------------
  Long-term capital gains Distributions                        Capital gains
 -----------------------------------------------------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  TRANSACTION                                        TAX STATUS

  Your sale of shares owned                          Capital gains or losses
  more than one year
 -----------------------------------------------------------------------------
  Your sale of shares owned for                      Gains treated as ordinary
  one year or less                                   income; losses subject to
                                                     special rules
 -----------------------------------------------------------------------------

The tax considerations for tax deferred accounts, non-taxable entities, and foreign investors may be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

How to contact Deutsche Asset Management Service Center:


By Phone:            1-800-730-1313
By Mail:             Deutsche Asset Management
                     Service Center
                     P.O. Box 219210
                     Kansas City, MO 64121-9210

--------------------------------------------------------------------------------

                                  A Detailed Look at Small Cap--Investment Class


By Overnight Mail:      Deutsche Asset Management
                        Service Center
                        210 West 10th Street, 8th
                        floor
                        Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

Initial purchase:                Minimum amount:
 A standard account              $2,500
 A retirement account            $  500
 An automatic investment plan
  account                        $1,000
Subsequent purchase:
 A standard account              $  250
 A retirement account            $  100
 An automatic investment plan
  account                        $  100
Account balance:
 Non-retirement account          $1,000
 Retirement account              None


Retirement account minimums only apply to retirement accounts opened directly with the Fund's transfer agent. Retirement accounts opened through service agents may have different investment minimums.
The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimums. Shares of the Fund may be purchased without regard to the investment minimums by employees of Deutsche Bank AG, any of its affiliates or subsidiaries, their spouses and minor children, and Directors or Trustees of any investment company advised or administered by Deutsche Bank AG or any of its affiliates or subsidiaries, their spouses and minor children.

How to Open Your Fund Account:

By Mail:  Complete and sign the account
          application that accompanies this
          prospectus. (You may obtain
          additional applications by calling
          the Service Center.) Mail the
          completed application along with a
          check payable to Small Cap--
          Investment Class--1698 to the
          Deutsche Asset Management Service
          Center. The addresses are shown
          under `How to contact Deutsche
          Asset Management Service Center.'
By Wire:  Call the Service Center to set up
          a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your service agent, or by calling the Retirement Service Center at 1-800-730-1313.

Two Ways to Buy and Sell Shares in Your Account:

MAIL:

Buying: Send your check, payable to `Small Cap--Investment Class--1698,' to the Service Center. The addresses are shown under `How to contact Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, starter checks or third-party checks. If you are investing in more than one fund, make your check payable to `Deutsche Asset Management Funds,' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1000 invested in your non-retirement account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No:  021001033
Attn:        Deutsche Asset Management/
             Mutual Funds
DDA No:      00-226-296
FBO:         (Account name)
             (Account number)
Credit:      Small Cap--Investment
             Class--1698

--------------------------------------------------------------------------------

A Detailed Look at Small Cap--Investment Class


Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling Shares:

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Service Center. It is then your service agent's responsibility to transmit the order to the Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks or third-party checks.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . You can exchange all or part of your shares for shares in another Deutsche
  Asset Management mutual fund up to four times a year (from the date of the first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from the Service
  Center or your service agent.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Service Center for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made `in kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . We reserve the right to reject purchases of Fund shares, including exchanges, for any reason.

 . During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. In this connection, the Fund specifically reserves the right to refuse (i) purchase or exchange requests for any reason or (ii) multiple purchase or exchange requests, submitted by a shareholder, group of shareholders, commonly controlled accounts or a dealer, that are deemed by the Fund, in its sole discretion, to involve excessive trading or to be part of a market timing strategy. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund or an affiliated fund, the funds involved, the amount of the investment and the background of the investors or dealers involved.

-------------------------------------------------------------------------------

                                  A Detailed Look at Small Cap--Investment Class


 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed

Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

 . Regular Investments: You can make regular investments of $100 or more automatically from your checking account bi-weekly, monthly, quarterly, or semi-annually.

 . Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.

 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

--------------------------------------------------------------------------------

A Detailed Look at Small Cap--Investment Class


The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at
 1-800-730-1313.

 FINANCIAL HIGHLIGHTS

                                               For the Years Ended September 30,
                                2000       1999       1998       1997       1996
  Per Share Operating
   Performance:

  Net Asset Value,
   Beginning of Period        $21.89     $14.96     $23.68     $21.66     $18.50
 ---------------------------------------------------------------------------------
  Income from Investment
   Operations
  Expenses in Excess of
   Income                      (0.15)     (0.15)     (0.18)     (0.14)     (0.12)
 ---------------------------------------------------------------------------------
  Net Realized and
   Unrealized Gain (Loss)
   on Investment                8.53       7.13      (6.24)      3.58       4.65
 ---------------------------------------------------------------------------------
  Total Income (Loss) from
   Investment Operations        8.38       6.98      (6.42)      3.44       4.53
 ---------------------------------------------------------------------------------
  Distributions to
   Shareholders
  Net Realized Gain from
   Investment Transactions     (3.32)     (0.05)     (1.04)     (1.42)     (1.37)
 ---------------------------------------------------------------------------------
  In Excess of Net
   Realized Gains                 --         --      (1.26)        --         --
 ---------------------------------------------------------------------------------
  Total Distributions          (3.32)     (0.05)     (2.30)     (1.42)     (1.37)
 ---------------------------------------------------------------------------------
  Net Asset Value, End of
   Period                     $26.95     $21.89     $14.96     $23.68     $21.66
 ---------------------------------------------------------------------------------
  Total Investment Return      41.59%     46.52%    (28.38)%    17.90%     26.41%
 ---------------------------------------------------------------------------------
  Supplemental Data and
   Ratios:
  Net Assets, End of
   Period (000s omitted)    $292,470   $216,272   $172,310   $286,322   $242,236
 ---------------------------------------------------------------------------------
  Ratios to Average Net
   Assets:
  Expenses in Excess of
   Income                      (0.60)%    (0.74)%    (0.87)%    (0.89)%    (0.70)%
 ---------------------------------------------------------------------------------
  Expenses After Waivers,
   Including Expenses of
   the Small Cap Portfolio      1.25%      1.25%      1.25%      1.25%      1.25%
 ---------------------------------------------------------------------------------
  Expenses Before Waivers,
   Including Expenses of
   the Small Cap Portfolio      1.44%      1.46%      1.44%      1.28%      1.47%
 ---------------------------------------------------------------------------------
  Portfolio Turnover
   Rate/1/                       136%       159%       182%       188%       159%
 ---------------------------------------------------------------------------------


 /1/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.

--------------------------------------------------------------------------------

                      This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 29, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                                   Deutsche Asset Management Service Center
                                   P.O. Box 219210
                                   Kansas City, MO 64121-9210
Or call our toll-free number:1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.


Small Cap--Investment Class                                     CUSIP #055922769
BT Investment Funds                                             1698PRO (1/01)
                                                                811-4760
Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                        [Deutsche Asset Management logo omitted]


                                                                     Mutual Fund
                                                                   Annual Report
                                                              September 30, 2000

                                                                Investment Class

Small Cap

Formerly BT Investment Small Cap Fund

                                             A Member of the Deutsche Bank Group
                                                               [graphic omitted]

Small Cap -- Investment Class
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ..................................   3

              SMALL CAP -- INVESTMENT CLASS

                 Statement of Assets and Liabilities ..................   7
                 Statement of Operations ..............................   8
                 Statements of Changes in Net Assets ..................   9
                 Financial Highlights .................................  10
                 Notes to Financial Statements ........................  11
                 Report of Independent Accountants ....................  13
                 Tax Information ......................................  13

              SMALL CAP PORTFOLIO

                 Schedule of Portfolio Investments ....................  14
                 Statement of Assets and Liabilities ..................  16
                 Statement of Operations ..............................  17
                 Statements of Changes in Net Assets ..................  18
                 Financial Highlights .................................  19
                 Notes to Financial Statements ........................  20
                 Report of Independent Accountants ....................  22


--------------------------------------------------------------------------------
            The Fund is not insured by the FDIC and is not a deposit,
             obligation of or guaranteed by Deutsche Bank. The Fund is
             subject to investment risks, including possible loss of
                           principal amount invested.
--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for Small Cap -- Investment Class (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
SMALL CAPITALIZATION GROWTH STOCKS OUTPERFORMED THEIR LARGE CAP BRETHREN DURING THE TWELVE MONTHS ENDED SEPTEMBER 30, 2000. The Russell 2000 Growth Index returned 29.66% and the Russell 2000 Index returned 23.39% for the annual period as compared to the S&P 500 Index return of 13.28%. Throughout the annual period, small cap growth companies exhibited strong earnings growth and attractive relative valuations. Still, a theme of "volatility and reversal" dominated the small cap equity market, as well as the broader equity markets.

OVERALL, THE FOURTH CALENDAR QUARTER OF 1999 EXPERIENCED SIGNIFICANT STRENGTH IN THE EQUITY MARKETS, AS THE US ECONOMY REMAINED ROBUST WITH FEW SIGNS OF INFLATION. There continued to be tight labor markets, but productivity stayed strong. Economic momentum also continued to build around the world. However, the equity market strength was relatively narrow and confined primarily to the technology and telecommunications sectors across all capitalizations.

JANUARY 2000 BEGAN WITH WEAKNESS IN THE BROADER MARKETS, AS INVESTORS LOOKED TOWARD A NUMBER OF POSSIBLE FEDERAL RESERVE BOARD INTEREST RATE INCREASES IN THE FIRST HALF OF THE YEAR 2000 FOLLOWING A ROBUST FOURTH QUARTER AND HOLIDAY SELLING SEASON. Following this short-lived early weakness, the small cap market resumed its strength, narrowly confined to technology, telecommunications and select biotechnology issues where revenue and earnings growth was expected to continue despite rising interest rates. In February, there was a sell off of such "Old Economy" sectors as manufacturing and other cyclical industries, however the "New Economy" sectors -- technology, telecommunications and biotechnology -- continued to do well, boosting the Russell 2000 Index overall. The small cap market pulled back in March, ending the month down 6.6%, as the mid and large cap markets reasserted themselves.

THE FIRST HALF OF THE SECOND CALENDAR QUARTER CONTINUED THE DOWNSLIDE OF THE SMALL CAP INDEX THAT BEGAN MID-MARCH. The divergent sentiment toward "Old Economy" vs. "New Economy" sectors continued. In addition, the near-certain prospect of higher interest rates and the subsequent gradual slowdown in economic growth, combined with a modest pickup in inflation, negatively affected the broad US equity markets. For several reasons, the small cap market performed well during the second half of the second quarter. Inflation fears subsided somewhat. Optimism arose that the Federal Reserve Board could engineer a "soft landing" for the US economy after a number of interest rate increases. And finally, earnings growth estimates remained strong. The health care and energy sectors led performance for the quarter, but negative returns in technology and several other sectors pushed the Russell 2000 Index into negative territory for the three-month period.

THE THIRD QUARTER OF 2000 PROVED TO BE DIFFICULT FOR STOCKS ACROSS ALL MARKET CAPITALIZATIONS. Concerns about rising energy prices, a weak euro, a slowing US economy and how these factors would affect company revenues and earnings caused stocks to yo-yo. In the small cap market, the quarter began with a very brief upswing in July, as inflationary fears subsided and the Federal Reserve Board opted not to increase interest rates. However,

--------------------------------------------------------------------------------
 TEN LARGEST STOCK HOLDINGS
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------

Province Healthcare Co. .......................  4.21%

Documentum, Inc. ..............................  3.72

Infocus Corp. .................................  3.50

Tech Data Corp. ...............................  3.29

Trigon Healthcare, Inc. .......................  2.75

Avocent Corp. .................................  2.65

Caremark Rx, Inc. .............................  2.62

Resmed, Inc. ..................................  2.34

BJ Services Co. ...............................  2.17

ICN Pharmaceuticals, Inc. .....................  2.16

--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

upward momentum reversed mid-July, as profit warnings started an overall technology decline that carried over to the rest of the US equity markets. August saw a turnaround, as the small cap market trended upward with less intra-day volatility. Primarily driven by data showing the US economy coming into better balance, with demand moderating and productivity rising, the Federal Reserve Board once again refrained from raising interest rates. September brought concerns about rising oil prices and revenue and earnings weakness. The small cap market trended downward for the month with higher intra-day volatility. Although negative returns from technology and producer durables detracted, positive returns from health care, financial services and energy contributed to the small cap market's outperformance of large caps for the quarter.

INVESTMENT REVIEW
The Fund significantly outperformed its benchmarks for the twelve-month period, particularly well worth noting given the extremely high volatility in the small cap equity market during this annual period. Specific stock selection and sector positioning bolstered Fund performance.

For example, among the Fund's best performers during the annual period were Labranche & Co., Enzon Inc., Smith International Inc., Caremark Rx, Inc., Atlantic Coast Airlines, Trigon Healthcare Inc., and BJ Services Co. Given the narrowness of small cap market outperformance overall, our management team's stock-picking skills were critical to the Fund's success. So, too, was our extensive research into sectors.

In the fourth quarter of 1999, the Fund was overweighted in two of the best performing sectors, technology and health care. The energy sector was a top performer in the first quarter of 2000, and the Fund's overweight position there boosted Portfolio returns. Technology and health care continued to be winning sectors during these months, and the Fund remained overweighted there as well. While we remained overweighted in technology during the second half of the fiscal year when this sector underperformed, we reduced the Fund's technology holdings somewhat. We also increased the Fund's positions in the two best performing sectors during these second six months, the energy and health care sectors. Also having a positive impact on relative performance were underweighted positions in the underperforming financials sector during the first half of the year and in the producer durables and transportation sectors during the second half.

---------------------------------------------------------------------------------------------------------------------------
                                            CUMULATIVE                              AVERAGE ANNUAL
                                            TOTAL RETURNS                            TOTAL RETURNS

   Periods ended             Past 1     Past 3     Past 5      Since    Past 1     Past 3     Past 5       Since
   September 30, 2000          year      years      years   inception     year      years      years   inception
---------------------------------------------------------------------------------------------------------------------------
 Small Cap1
   (inception 10/21/93)       41.59%     48.58%    121.43%   309.64%     41.59%    14.11%     17.23%     22.52%
---------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index2          23.39%     18.98%     79.28%   121.33%4    23.39%     5.96%     12.38%     12.17%4
---------------------------------------------------------------------------------------------------------------------------
 Russell 2000
   Growth Index2              29.66%     29.26%     79.55%   125.64%4    29.66%     8.93%     12.42%     12.49%4
---------------------------------------------------------------------------------------------------------------------------
 Lipper Mid Cap
   Growth Average3            63.86%    110.59%    183.90%   262.08%4    63.86%    26.97%     22.41%     19.82%4
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The Russell 2000 Index is an unmanaged capitalization weighted index that is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with a greater than average growth orientation. Index returns do not reflect expenses, which have been deducted from the Fund's return. 3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges. 4 Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
 PORTFOLIO DIVERSIFICATION


 By Sector as of September 30, 2000
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------

Healthcare ...................................  26.90%

Technology ...................................  26.10

Credit Sensitive .............................  14.10

Energy .......................................  10.10

Consumer .....................................   7.90

Transportation ...............................   4.00

Service Companies ............................   2.80

Capital Goods ................................   2.40

Process Industries ...........................   1.60

Cash Equivalents .............................   4.10

MANAGER OUTLOOK
Our long-term outlook for the equity markets in general is favorable. Moderating economic growth, contained inflationary pressures, high labor productivity, and strong small cap profit estimates all contribute to our overall favorable outlook for the small cap equity market in particular.

The small cap universe, representing well over 90% of all publicly traded domestic companies, continues to provide an excellent source for corporate America and others to recognize value in those companies with solid fundamentals early in their growth cycle. We believe ongoing restructuring and consolidation and increased merger and acquisition activity will continue to create opportunities for small cap investors.

Still, there are several risks to the equity markets in general, including the small cap market, over the rest of the year. These include:

 .    valuation risk, especially in NASDAQ stocks. The NASDAQ Composite has been volatile, with seasonal tax loss selling adding to the market's volatility;
 .    uncertainty over oil prices, which may impact the US equity markets, and higher overall energy costs, which may result in a deceleration of global growth and may impact earnings of companies with foreign exposure; and
 .    the SEC's new Regulation Full Disclosure (Reg FD), which could mean lower overall market multiples as a result of less predictability of company earnings.

Earnings disappointments and valuations continue to present the primary investment risk. However, we expect superior earnings growth to be the key driver of smaller companies' potential outperformance ahead.

Given the recent high volatility in the stock market, it is important to keep in mind that we remain disciplined in our process, and we continue to:

 .    focus on companies that we believe offer compelling valuations relative to their growth rates
 .    focus on companies that historically have had strong, consistent earnings and revenue growth o use extensive fundamental research to seek attractive investment opportunities in unrecognized growth companies and sectors
 .    strictly adhere to our sell discipline seeking to help mitigate risk, and
 .    seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.

/S/ SIGNATURES Doris R.Klug, Audrey M.T. Jones, and John P. Callaghan

Doris R. Klug, Audrey M.T. Jones, and John P. Callaghan
Portfolio Managers of the
SMALL CAP PORTFOLIO
September 30, 2000

--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

SMALL CAP -- INVESTMENT CLASS AND THE RUSSELL 2000 INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE OCTOBER 21, 1993)1

[line graph omitted]
plot points as follows:

10/93    10130    10000
3/94     10510    9736
9/94     11600    10004
3/95     14290    10273
9/95     18500    12347
3/96     21323    13259
9/96     23385    13971
3/97     17744    13938
9/97     27571    18608
3/98     26987    19792
9/98     19745    15066
3/99     26616    16573
9/99     28931    17940
3/00     43639    22752
9/00     40964    22133

      Average Annual Total Return for the Periods Ended September 30, 2000

             One Year 41.59% Five Year 17.23% Since 10/21/931 22.52%

--------------------------------------------------------------------------------
1 The Fund's inception date.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE FUND'S RECENT PERFORMANCE WAS ACHIEVED DURING FAVORABLE MARKET CONDITIONS THAT MAY NOT BE SUSTAINED. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived by theFund. TheRussell 2000 Index is an unmanaged capitalization weighted index that is comprised of 2000 of the smallest stocks in the Russell 3000 Index.

Benchmark return is for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
   Investment in Small Cap Portfolio, at Value ..................  $301,988,295
   Receivable for Shares of Beneficial Interest Subscribed ......       358,491
   Prepaid Expenses and Other ...................................        16,891
                                                                   ------------
Total Assets ....................................................   302,363,677
                                                                   ------------
LIABILITIES
   Payable for Shares of Beneficial Interest Redeemed ...........     9,721,907
   Due to Bankers Trust .........................................       143,104
   Accrued Expenses and Other ...................................        28,931
                                                                   ------------
Total Liabilities ...............................................     9,893,942
                                                                   ------------
NET ASSETS ......................................................  $292,469,735
                                                                   ============
COMPOSITION OF NET ASSETS
   Paid-in Capital ..............................................  $217,527,783
   Accumulated Net Realized Gain from Investment Transactions ...    16,732,219
   Net Unrealized Appreciation on Investments ...................    58,209,733
                                                                   ------------
NET ASSETS ......................................................  $292,469,735
                                                                   ============
SHARES OUTSTANDING ($0.001 par value per share, unlimited number
   of shares of beneficial interest authorized) .................    10,852,469
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) ...................  $      26.95
                                                                   ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income Allocated from Small Cap Portfolio, Net ...............  $   134,476
                                                                   -----------
EXPENSES
   Administration and Services Fees .............................    1,774,770
   Registration Fees ............................................       47,471
   Professional Fees ............................................       23,769
   Printing and Shareholder Reports .............................        7,800
   Trustees Fees ................................................        3,871
   Miscellaneous ................................................        1,119
                                                                   -----------
Total Expenses ..................................................    1,858,800
Less: Fee Waivers or Expense Reimbursements .....................      (84,030)
                                                                   -----------
Net Expenses ....................................................    1,774,770
                                                                   -----------
EXPENSES IN EXCESS OF INCOME ....................................   (1,640,294)
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net Realized Gain from Investment Transactions ...............   70,508,721
   Net Change in Unrealized Appreciation/Depreciation
     on Investments .............................................   19,244,310
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .................   89,753,031
                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......................  $88,112,737
                                                                   ===========

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------

                                                                            FOR THE YEARS ENDED SEPTEMBER 30,
                                                                               2000                   1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Expenses in Excess of Income ........................................  $   (1,640,294)          $ (1,521,097)
   Net Realized Gain from Investment Transactions ......................      70,508,721             49,022,740
   Net Change in Unrealized Appreciation/Depreciation
     on Investments ....................................................      19,244,310             30,229,250
                                                                           -------------          -------------
Net Increase in Net Assets from Operations .............................      88,112,737             77,730,893
                                                                           -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Realized Gain from Investment Transactions ......................     (32,546,199)              (593,090)
                                                                           -------------          -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from Sales of Shares .......................................     622,544,178            162,501,561
   Dividend Reinvestments ..............................................      22,159,906                422,175
   Cost of Shares Redeemed .............................................    (624,073,187)          (196,099,298)
                                                                           -------------          -------------
Net Increase (Decrease) from Capital Transactions in
   Shares of Beneficial Interest .......................................      20,630,897            (33,175,562)
                                                                           -------------          -------------
TOTAL INCREASE IN NET ASSETS ...........................................      76,197,435             43,962,241
NET ASSETS
   Beginning of Year ...................................................     216,272,300            172,310,059
                                                                           -------------          -------------
   End of Year .........................................................   $ 292,469,735          $ 216,272,300
                                                                           =============          =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------

                                                                 FOR THE YEARS ENDED SEPTEMBER 30,
                                                       2000         1999          1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ................  $  21.89     $  14.96      $  23.68     $  21.66     $  18.50
                                                     --------     --------      --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in Excess of Income ...................     (0.15)       (0.15)        (0.18)       (0.14)       (0.12)
   Net Realized and Unrealized Gain (Loss)
      on Investments ..............................      8.53         7.13         (6.24)        3.58         4.65
                                                     --------     --------      --------     --------     --------
Total from Investment Operations ..................      8.38         6.98         (6.42)        3.44         4.53
                                                     --------     --------      --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Realized Gain from Investment
     Transactions .................................     (3.32)       (0.05)        (1.04)       (1.42)       (1.37)
   In Excess of Net Realized Gains ................        --           --         (1.26)          --           --
                                                     --------     --------      --------     --------     --------
Total Distributions ...............................     (3.32)       (0.05)        (2.30)       (1.42)       (1.37)
                                                     --------     --------      --------     --------     --------
NET ASSET VALUE, END OF YEAR ......................  $  26.95     $  21.89      $  14.96     $  23.68     $  21.66
                                                     ========     ========      ========     ========     ========
TOTAL INVESTMENT RETURN ...........................     41.59%       46.52%       (28.38)%      17.90%       26.41%
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Year (000s omitted) .........  $292,470     $216,272      $172,310     $286,322     $242,236
   Ratios to Average Net Assets:
   Expenses in Excess of Income ...................     (0.60)%      (0.74)%       (0.87)%      (0.89)%      (0.70)%
     Expenses After Waivers,
        Including Expenses of the
        Small Cap Portfolio .......................      1.25%        1.25%         1.25%        1.25%        1.25%
     Expenses Before Waivers,
        Including Expenses of the
        Small Cap Portfolio .......................      1.44%        1.46%         1.44%        1.28%        1.47%


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Small Cap -- Investment Class (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations and offering shares of beneficial interest on October 21, 1993.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Small Cap Portfolio, a series of BT Investment Portfolios (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 2000, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of September 30, 2000 have been primarily attributable to certain net operating losses and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, have been reclassified to the following accounts:


                         UNDISTRIBUTED       ACCUMULATED
                        NET INVESTMENT       NET REALIZED          PAID-IN
FUND                     INCOME (LOSS)      GAINS (LOSSES)         CAPITAL
--------------          ----------------    --------------       ------------
Small Cap --
Investment Class          $1,640,294         $(53,212,429)       $51,572,135

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses that are attributable to the Trust are allocated among the funds in the Trust.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody and shareholder services to the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Fund through January 31, 2001, to the extent necessary to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

NOTE 3 -- SHARES OF BENEFICIAL INTEREST
At September 30, 2000 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                         FOR THE                          FOR THE
                        YEAR ENDED                       YEAR ENDED
                    SEPTEMBER 30, 2000               SEPTEMBER 30, 1999
                --------------------------       --------------------------
                 SHARES          AMOUNT           SHARES         AMOUNT
               ----------     ------------      ----------    -------------
Sold           24,179,824     $ 622,544,178      8,607,904    $ 162,501,561
Reinvested        994,610        22,159,906         24,817          422,175
Redeemed      (24,203,140)     (624,073,187)   (10,266,076)    (196,099,298)
              -----------     -------------    -----------    -------------
Net Increase
  (Decrease)      971,294     $  20,630,897     (1,633,355)   $ (33,175,562)
              ===========     =============    ===========    =============

NOTE 4 -- FUND NAME CHANGE
On January 31, 2000, the Fund changed its name from BT Investment Small Cap Fund to Small Cap -- InvestmentClass.

--------------------------------------------------------------------------------

Small Cap -- Investment Class
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of BT Investment Funds and Shareholders of Small Cap -- Investment Class:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap -- Investment Class (one of the funds comprising the BT Investment Funds, hereafter referred to as the "Fund") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 8, 2000

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited For the Year Ended September 30, 2000)

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund hereby designates the following earned amount as 20% rate capital gain dividends for the fiscal year ended September 30, 2000, $24,660,532. The Fund's distributions to shareholders included $2.36 per share from long term capital gains, all of which is taxable at the 20% capital gains rate.

Of the ordinary income distributions made during the fiscal year ending September 30, 2000, 5.44% qualifies for the dividends received deduction available to corporate shareholders.

--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2000

--------------------------------------------------------------------------------

   SHARES             SECURITY                      VALUE
--------------------------------------------------------------------------------

          INVESTMENTS IN UNAFFILIATED ISSUERS
          COMMON STOCKS -- 92.7%
          CAPITAL GOODS -- 2.3%
   44,200 C&D Technologies, Inc. ........................  $ 2,508,350
   26,200 Dal-Tile International, Inc.1 .................      327,500
   55,000 Oshkosh Truck Corp.-- Class B .................    2,131,250
   35,000 Park Electrochemical Corp. ....................    1,946,875
                                                           -----------
                                                             6,913,975
                                                           -----------
          CONSUMER -- 7.6%
   80,700 Bally Total Fitness Holding Corp.1.............    2,017,500
   46,700 BJ's Wholesale Club, Inc.1 ....................    1,593,637
   70,400 Chico's FAS, Inc.1 ............................    2,393,600
   89,900 Furniture Brands International, Inc.1..........    1,494,587
   54,800 Gildan Activewear-- Class A1 ..................    1,828,950
   65,400 Men's Wearhouse, Inc.1 ........................    1,851,637
  108,400 Mohawk Industries, Inc.1 ......................    2,364,475
   46,100 Performance Food Group Co.1 ...................    1,734,512
   46,200 Salton, Inc.1 .................................    1,492,838
   35,700 Timberland Co.-- Class A1 .....................    1,463,700
   41,400 Too, Inc.1 ....................................      983,250
   66,200 Trex Co., Inc.1 ...............................    2,006,687
   42,400 WMS Industries, Inc.1 .........................      954,000
   26,700 Zale Corp.1 ...................................      866,081
                                                           -----------
                                                            23,045,454
                                                           -----------
          CREDIT SENSITIVE-- 13.6%
   94,900 Annuity and Life Re ...........................    2,289,463
   69,200 Astoria Financial Corp. .......................    2,672,850
  106,400 Banks United Corp.-- Class A ..................    5,393,150
   20,900 BISYS Group, Inc.1 ............................    1,615,831
   63,900 Bottomline Technologies, Inc.1 ................    2,384,269
   98,318 D.R. Horton, Inc. .............................    1,689,841
  100,800 Golden State Bancorp, Inc. ....................    2,381,400
  116,000 Hibernia Corp. -- Class A .....................    1,421,000
  130,200 Labranche & Co.1 ..............................    4,345,425
   80,366 Legg Mason, Inc. ..............................    4,671,274
  129,100 Lennar Corp. ..................................    3,832,656
   84,900 LNR Property Corp. ............................    1,878,412
  175,400 Philadelphia Suburban Co. .....................    4,067,088
  273,700 Sovereign Bancorp, Inc. .......................    2,531,725
                                                           -----------
                                                            41,174,384
                                                           -----------
          ENERGY -- 9.8%
  103,800 BJ Services Co.1 ..............................    6,344,775
   65,900 Devon Energy Corp. ............................    3,963,885
  362,400 Global Industries, Ltd.1 ......................    4,530,000
  183,100 Marine Drilling Co., Inc.1 ....................    5,229,794
  116,400 National-Oilwell, Inc.1 .......................    3,637,500
   35,200 Smith International, Inc.1 ....................    2,871,000
  103,700 Veritas DGC, Inc.1 ............................    3,000,819
                                                           -----------
                                                            29,577,773
                                                           -----------
          HEALTH CARE -- 26.0%
   90,800 Accredo Health, Inc.1 .........................    4,437,850
   53,700 Alpharma, Inc. ................................    3,282,413


   24,300 Aurora Bioscience1 ............................    1,652,400
  104,000 Bindley Western Industries, Inc. ..............    3,328,000
  678,400 Caremark Rx, Inc.1 ............................    7,632,000
  169,700 Cell Genesys, Inc.1 ...........................    5,091,000
  161,500 Coventry Health Care, Inc.1 ...................    2,442,688
   60,000 Discovery Partners International.1.............    1,218,750
    5,400 Eden Bioscience Corp.1 ........................      178,200
   69,700 Enzon, Inc.1 ..................................    4,600,200
  189,400 ICN Pharmaceuticals, Inc. .....................    6,297,550
   77,700 Priority Healthcare Corp.-- Class B1...........    5,924,625
  307,650 Province Healthcare Co.1 ......................   12,286,772
  218,600 Resmed, Inc.1 .................................    6,831,250
   35,100 Sonosight, Inc.1 ..............................      655,931
  152,900 Trigon Healthcare, Inc.1 ......................    8,036,806
  319,500 Xoma Ltd.1 ....................................    4,612,781
                                                           -----------
                                                            78,509,216
                                                           -----------
          PROCESS INDUSTRIES-- 1.6%
   56,500 Bowater, Inc. .................................    2,623,719
   56,500 Rayonier, Inc. ................................    2,030,469
                                                           -----------
                                                             4,654,188
                                                           -----------
          SERVICE COMPANIES -- 2.7%
   88,600 Alamosa PCS Holdings, Inc.1 ...................    1,434,212
   48,500 GT Group Telecom1 .............................      639,594
  213,600 Pac-West Telecomm, Inc.1 ......................    1,949,100
   63,600 SBA Communications Corp.1 .....................    2,667,225
  150,000 US Unwired-- Class A1 .........................    1,429,687
                                                           -----------
                                                             8,119,818
                                                           -----------
          TECHNOLOGY -- 25.2%
   67,400 Adtran, Inc.1 .................................    2,867,659
   77,500 ATMI, Inc.1 ...................................    1,811,562
  140,000 Avocent Corp.1 ................................    7,717,500
   46,800 Caliper Technologies1 .........................    2,711,475
  139,100 Computer Network Technology Corp.1.............    4,781,563
   53,300 Credence Systems Corp.1 .......................    1,599,000
  187,050 Dendrite International1 .......................    5,015,278
  133,600 Documentum, Inc.1 .............................   10,846,650
  192,500 Infocus Corp.1 ................................   10,202,500
   81,700 Intranet Solutions, Inc.1 .....................    4,085,000
  136,800 Looksmart Ltd.1 ...............................    1,530,450
  153,500 Mentor Graphics Corp.1 ........................    3,616,844
   51,500 PC-Tel, Inc.1 .................................    1,197,375
   40,300 Photon Dynamics, Inc.1 ........................    1,521,325
   53,400 Symyx Technologies1 ...........................    2,316,225
  224,600 Tech Data Corp.1 ..............................    9,601,650
   27,300 TTM Technologies1 .............................      641,550
   73,500 WJ Communications Inc.1 .......................    2,719,500
   27,900 Zoran Corp.1 ..................................    1,360,125
                                                           -----------
                                                            76,143,231
                                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2000

--------------------------------------------------------------------------------

   SHARES             SECURITY                      VALUE
--------------------------------------------------------------------------------

          TRANSPORTATION -- 3.9%
   121,200 Atlantic Coast Airlines, Inc.1 .......   $  3,901,125
    83,300 Tidewater, Inc. ......................      3,790,150
   177,800 US Freightways Corp. .................      4,033,838
                                                    ------------
                                                      11,725,113
                                                    ------------
TOTAL COMMON STOCKS
    (Cost $223,421,873) .........................    279,863,152
                                                    ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
    (Cost $223,421,873) .........................    279,863,152
                                                    ------------
           INVESTMENT IN AFFILIATED
           INVESTMENT COMPANIES
           SHORT-TERM INSTRUMENT -- 3.9%
11,891,566   Cash Management Institutional ......   $ 11,891,566
                                                    ------------
TOTAL INVESTMENTS
    (Cost $235,313,439) ............... 96.6%       $291,754,718
OTHER ASSETS IN EXCESS OF LIABILITIES    3.4          10,233,614
                                       -----        ------------
NET ASSETS ........................... 100.0%       $301,988,332
                                       =====        ============

--------------------------------------------------------------------------------
1 Non-income producing security

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

---------------------------------------------------------------------------------------------------------------------------

                                                                                          SEPTEMBER 30, 2000
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in Unaffiliated Issuers, at Value (Cost of $223,421,873) ..................   $279,863,152
   Investments in Affiliated InvestmentCompanies, at Value (Cost of $11,891,566) .........     11,891,566
   Cash ..................................................................................          4,032
   Dividends Receivable1 .................................................................         28,048
   Receivable for Securities Sold ........................................................      4,773,659
   Receivable for Shares of Beneficial Interest Subscribed ...............................      6,615,722
                                                                                             ------------
Total Assets .............................................................................    303,239,894
                                                                                             ------------
LIABILITIES
   Payable for Securities Purchased ......................................................      1,086,609
   Due to Bankers Trust ..................................................................        140,929
   Accrued Expenses and Other                                                                      24,024
                                                                                             ------------
Total Liabilities ........................................................................      1,251,562
                                                                                             ------------
NET ASSETS ...............................................................................   $301,988,332
                                                                                             ------------
COMPOSITION OF NET ASSETS
   Paid-in Capital .......................................................................   $245,547,053
   Net Unrealized Appreciation on Investments ............................................     56,441,279
                                                                                             ------------
Net Assets ...............................................................................   $301,988,332
                                                                                             ============

--------------------------------------------------------------------------------
1 Includes $63,715 from the Portfolio's investment in Affiliated Investment
  Companies.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                              FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ...............................................        $ 1,764,216
                                                                    -----------
Total Investment Income ....................................          1,764,216
                                                                    -----------
EXPENSES
   Advisory Fees ...........................................          1,774,366
   Administration and Services Fees ........................            272,979
   Professional Fees .......................................             29,693
   Trustees Fees ...........................................              3,734
   Miscellaneous ...........................................              4,012
                                                                    -----------
Total Expenses .............................................          2,084,784
Less: Fee Waivers or Expense Reimbursements ................           (455,044)
                                                                    -----------
Net Expenses ...............................................          1,629,740
                                                                    -----------
NET INVESTMENT INCOME ......................................            134,476
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net Realized Gain from Investment Transactions ..........         70,508,730
   Net Change in Unrealized Appreciation/Depreciation on
     Investments ...........................................         19,244,312
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ............         89,753,042
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................        $89,887,518
                                                                    ===========


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------

                                                                            FOR THE YEARS ENDED SEPTEMBER 30,
                                                                               2000                   1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment (Expenses in Excess of) Income .......................  $     134,476          $    (188,887)
   Net Realized Gain from Investment Transactions ......................     70,508,730             49,022,746
   Net Change in Unrealized Appreciation/Depreciation
     on Investments ....................................................     19,244,312             30,229,254
                                                                          -------------          -------------
Net Increase in Net Assets from Operations .............................     89,887,518             79,063,113
                                                                          -------------          -------------
CAPITAL TRANSACTIONS
   Proceeds from Capital Invested ......................................    645,704,347            160,986,273
   Value of Capital Withdrawn ..........................................   (648,908,543)          (198,015,755)
                                                                          -------------          -------------
Net Decrease in Net Assets from Capital Transactions ...................     (3,204,196)           (37,029,482)
                                                                          -------------          -------------
TOTAL INCREASE IN NET ASSETS ...........................................     86,683,322             42,033,631
NET ASSETS
   Beginning of Year ...................................................    215,305,010            173,271,379
                                                                          -------------          -------------
   End of Year .........................................................  $ 301,988,332          $ 215,305,010
                                                                          =============          =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------

                                                                 FOR THE YEARS ENDED SEPTEMBER 30,
                                                     2000         1999          1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Year
     (000s omitted) .............................  $301,988     $215,305     $173,271      $285,878     $245,615
   Ratios to Average Net Assets:
     Net Investment (Expenses in
        Excess of) Income .......................      0.05%       (0.09)%      (0.22)%       (0.24)%      (0.05)%
     Expenses After Waivers .....................      0.60%        0.60%        0.60%         0.60%        0.60%
     Expenses Before Waivers ....................      0.76%        0.75%        0.77%         0.77%        0.77%
   Portfolio Turnover Rate ......................       136%         159%         182%          188%         159%

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Portfolios (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated Trust under the laws of New York and began operations on October 21, 1993. Small Cap Portfolio is a series of that Trust. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. VALUATION OF SECURITIES
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio through January 31, 2001, to the extent necessary to limit all expenses to .60% of the average daily net assets of the Portfolio.

The Portfolio may invest in Cash Management Institutional ("Cash Management"), an affiliated open-end management investment company managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from Cash Management to the Portfolio for the year ended September 30, 2000 amounted to $1,236,365 and are included in dividend income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this fund under the credit facility for the year ended September 30, 2000.

--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2000 were $344,619,682 and $338,893,588 , respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 2000 was $235,572,270. The aggregate gross unrealized appreciation for all investments was $71,899,698 and the aggregate gross unrealized depreciation for all investments was $15,717,250.

--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial Interest of
Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (hereafter referred to as the "Portfolio") at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 8, 2000

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

Small Cap -- Investment Class                                CUSIP #055922769
                                                             1698ANN (9/00)

Distributed by:
ICC Distributors, Inc.

                           PART C: OTHER INFORMATION


Item 15. Indemnification

The response to this Item 15 is incorporated by reference to Item 25 of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("SEC") on April 29, 1996.

Item 16.  Exhibits.

(1)(a) Declaration of Trust dated July 21, 1986 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed with the SEC on July 31, 1995.

   (b) Supplement to Declaration of Trust dated October 20, 1986 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed with the SEC on July 31, 1995.

   (c) Second supplement to Declaration of Trust dated dated May 16, 1988 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed with the SEC on July 31, 1995.

(2) By-Laws are incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed with the SEC on July 31, 1995.

(3)       Not Applicable.

(4)       Form of Agreement and Plan of Reorganization - filed herewith.

(5)       Not Applicable.

(6)(a) Investment Advisory Agreement dated December 31, 1998 is incorporated by Reference to Post-Effective Amendment No. 60 to the Registration Statement as filed with the SEC on March 15, 1999.

   (b) Investment Advisory Agreement dated June 4, 1999 as amended December 23, 1999 is incorporated by reference to Pre-Effective Amendment 2 to the Registration Statement as filed with the SEC on March 30, 2001.

   (c) Investment Advisory Agreement dated April 30, 2001, between the BT Investment Portfolios and Deutsche Asset Management, Inc. - filed herewith.

(7)(a) Distribution Agreement dated August 11, 1998 is incorporated by reference to Post-Effective Amendment No.55 to the Registration Statement as filed with the SEC on November 25, 1998.

   (b) Appendix A dated December 9, 1998 to Distribution Agreement is incorporated by reference to Post-Effective Amendment No.57 to the Registration Statement as filed with the SEC on February 8, 1999.

   (c) Appendix A dated December 23, 1999 to Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement as filed with the SEC on December 23, 1999.

   (d) Appendix A dated March 30, 2001 to Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 81 to Registrant's Registration Statement as filed with the SEC on March 30, 2001.

(8)       Not Applicable.

(9)(a) Custody Agreement dated July 1, 1996 is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement as filed with the SEC on July 1, 1997.

   (b) Amendment No. 2 to Exhibit A of the Custodian Agreement dated October 8, 1997 is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement as filed with the SEC on January 28, 1998.

   (c) Amendment No. 3 to Exhibit A of the Custodian Agreement dated June 10, 1998 is incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement as filed with the SEC on February 8, 1999.

   (d) Amendment No. 4 to Exhibit A of the Custodian Agreement dated December 9, 1998 is incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement as filed with the SEC on February 8, 1999.

   (e) Cash Services Addendum to Custodian Agreement dated December 18, 1997 is incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement as filed with the SEC on June 30, 1998.

   (f) Amendment No. 5 to Exhibit A of the Custodian Agreement dated December 23, 1999 is incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement as filed with the SEC on December 23, 1999.

   (g) Amendment No. 9 to Exhibit A of the Custodian Agreement dated April 27, 2001 - filed herewith.

(10) Rule 18f-3 Plan dated December 23, 1999 is incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement as filed with the SEC on January 31, 2000.

(11) Opinion of Legal Counsel concerning the legality of the securities being registered.

(12) Opinion of Legal Counsel concerning the tax matters and consequences to shareholders discussed in the prospectus - filed herewith.

(13)(a) Administration and Services Agreement dated October 28, 1992 is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement as filed with the SEC on November 8, 1993.

    (b) Exhibit D to the Administration and Services Agreement as of October 28, 1992, as revised December 9, 1998 is incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the SEC on February 8, 1999.

    (c) Agreement to Provide Shareholder Services for BT PreservationPlus Income Fund as of June 10, 1998 is incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the SEC on November 25, 1998.

    (d) Shareholder Services Plan for BT PreservationPlus Income Fund as of June 10, 1998 is incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the SEC on November 25, 1998.

    (e) Expense Limitation Agreement dated September 30, 1998 on behalf of Intermediate Tax Free Fund, International Equity Fund, Capital Appreciation Fund, Pacific Basin Equity Fund, Latin American Equity Fund, Small Cap Fund, International Small Company Equity Fund and Global Emerging Markets Equity Fund is incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement as filed with the SEC on January 28, 1999.

    (f) Expense Limitation Agreement dated December 31, 1998 on behalf of Cash Management Fund, Tax Free Money Fund, NY Tax Free Money Fund, Treasury Money Fund and Quantitative Equity Fund is incorporated by reference to Post-Effective Amendment No. 60 to Registrant's Registration Statement as filed with the SEC on March 15, 1999.

    (g) Expense Limitation Agreement dated March 31, 1999, on behalf of BT Investment Lifecycle Long Range Fund, BT Investment Lifecycle Mid Range Fund, and BT Investment Lifecycle Short Range Fund is incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement as filed with the SEC on July 29, 1999.

    (h) Amended Expense Limitation Agreement dated December 31, 1998 on behalf of Cash Management Fund, Tax Free Money Fund, NY Tax Free Money Fund, Treasury Money Fund and Quantitative Equity Fund is incorporated by reference to Post-Effective Amendment No. 66 to Registrant's Registration Statement as filed with the SEC on December 23, 1999.

    (i) Expense limitation dated September 30, 2000 on behalf of Preservation Plus Income Fund, Mid Cap Fund and Small Cap Fund is incorporated by reference to Post-Effective Amendment No. 78 to Registrant's Registration Statement as filed with the SEC on January 29, 2001.

    (j) Exhibit D to the Administration and Services Agreement as of October 28, 1992, as revised December 23, 1999 Fund is incorporated by reference to Post-Effective Amendment No. 66 to Registrant's Registration Statement as filed with the SEC on December 23, 1999.

    (k) Exhibit D to the Administration and Services Agreement as of October 28, 1992, as revised April 27, 2001 is incorporated by reference to Post-Effective Amendment No. 83 to Registrant's Registration Statement as filed with the SEC on April 30, 2001.

(14)      Consent of Independent Accountants is filed herewith.

(15)      Not Applicable.

(16) Power of attorney dated December 23, 1999 is incorporated by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement as filed with the SEC on January 28, 2000.

Item 17.  Undertakings.

 .    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
 .    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, BT Investment Funds, on behalf of its series Small Cap Fund, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 9th day of May, 2001.


                                            BT INVESTMENT FUNDS




                                            By:  /s/  Daniel O. Hirsch
                                                 Daniel O. Hirsch, Secretary
                                                 May 9, 2001

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                   Title                          Date
----------                   -----                          ----


By:/s/ DANIEL O. HIRSCH      Secretary                      May 9, 2001
Daniel O. Hirsch             Attorney in Fact
                             For the Persons Listed Below)

/s/ RICHARD T. HALE*         President, Trustee and
Richard T. Hale              Chief Executive Officer

/s/ CHARLES A. RIZZO*        Treasurer (Principal
Charles A. Rizzo             Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR*       Trustee
Charles P. Biggar

/s/ S. LELAND DILL*          Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*        Trustee
Martin J. Gruber

/s/ RICHARD J. HERRING*      Trustee
Richard J. Herring

/s/ BRUCE T. LANGTON*        Trustee
Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*    Trustee
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*    Trustee
Harry Van Benschoten

*By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 67 of BT Investment Funds as filed with the SEC on January 28, 2000.

                                   SIGNATURES

BT INVESTMENT PORTFOLIOS has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 9th day of May 2001.

                                             BT INVESTMENT PORTFOLIOS

                                             By:  /s/ Daniel O. Hirsch
                                                  Daniel O. Hirsch, Secretary
                                                  May 9, 2001

This Registration Statement on Form N-14 of BT Investment Funds has been signed below by the following persons in the capacities indicated with respect to BT INVESTMENT PORTFOLIOS.

NAME                          TITLE                            DATE

By:/s/ DANIEL O. HIRSCH       Secretary                        May 9, 2001
Daniel O. Hirsch              (Attorney in Fact
                              For the Persons Listed Below)

/s/ RICHARD T. HALE*          President and
Richard T. Hale               Chief Executive Officer

/s/ CHARLES A. RIZZO*         Treasurer (Principal
Charles A. Rizzo              Financial and Accounting Officer)

/s/ CHARLES P. BIGGAR*        Trustee
Charles P. Biggar

/s/ S. LELAND DILL*           Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*         Trustee
Martin J. Gruber

/s/ RICHARD J. HERRING*       Trustee
Richard J. Herring

/s/ BRUCE T. LANGTON*         Trustee
Bruce T. Langton

/s/ PHILIP SAUNDERS, JR.*     Trustee
Philip Saunders, Jr.

/s/ HARRY VAN BENSCHOTEN*     Trustee
Harry Van Benschoten

*By Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 67 of BT Investment Funds as filed with the SEC on January 28, 2000.